                                                                    EXHIBIT 10.1






                           TERM LOAN CREDIT AGREEMENT


                                      AMONG


                             CARMIKE CINEMAS, INC.,


                            THE LENDERS LISTED HEREIN


                                       AND


                            BNY ASSET SOLUTIONS LLC,
                             AS ADMINISTRATIVE AGENT




                          DATED AS OF JANUARY 31, 2002




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                                TABLE OF CONTENTS

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ARTICLE I           DEFINITIONS...................................................................................1

   SECTION 1.01.      DEFINITIONS.................................................................................1
   SECTION 1.02.      ACCOUNTING TERMS AND DETERMINATIONS........................................................20
   SECTION 1.03.      USE OF DEFINED TERMS.......................................................................21
   SECTION 1.04.      TERMINOLOGY................................................................................21
   SECTION 1.05.      REFERENCES.................................................................................21

ARTICLE II          THE CREDITS..................................................................................21

   SECTION 2.01.      COMMITMENTS TO MAKE LOANS; CONTINUATION AND CONVERSION
                      ELECTIONS..................................................................................21
   SECTION 2.02.      NOTES......................................................................................22
   SECTION 2.03.      MATURITY OF LOANS..........................................................................22
   SECTION 2.04.      INTEREST RATES.............................................................................23
   SECTION 2.05.      FEES.......................................................................................24
   SECTION 2.06.      TERMINATION OF COMMITMENTS.................................................................24
   SECTION 2.07.      OPTIONAL PREPAYMENTS.......................................................................25
   SECTION 2.08.      MANDATORY PREPAYMENTS......................................................................25
   SECTION 2.09.      GENERAL PROVISIONS AS TO PAYMENTS..........................................................26
   SECTION 2.10.      COMPUTATION OF INTEREST AND FEES...........................................................28

ARTICLE III         CONDITIONS TO EFFECTIVENESS..................................................................28

   SECTION 3.01.      CONDITIONS PRECEDENT TO EFFECTIVENESS......................................................28

ARTICLE IV          REPRESENTATIONS AND WARRANTIES...............................................................31

   SECTION 4.01.      CORPORATE EXISTENCE AND POWER..............................................................31
   SECTION 4.02.      CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION.................................31
   SECTION 4.03.      BINDING EFFECT.............................................................................31
   SECTION 4.04.      FINANCIAL INFORMATION......................................................................31
   SECTION 4.05.      LITIGATION.................................................................................32
   SECTION 4.06.      COMPLIANCE WITH ERISA......................................................................32
   SECTION 4.07.      TAXES......................................................................................32
   SECTION 4.08.      SUBSIDIARIES...............................................................................32
   SECTION 4.09.      NOT AN INVESTMENT COMPANY..................................................................33
   SECTION 4.10.      PUBLIC UTILITY HOLDING COMPANY ACT.........................................................33
   SECTION 4.11.      OWNERSHIP OF PROPERTY; LIENS...............................................................33
   SECTION 4.12.      NO DEFAULT.................................................................................33
   SECTION 4.13.      FULL DISCLOSURE............................................................................33
   SECTION 4.14.      ENVIRONMENTAL MATTERS......................................................................33
   SECTION 4.15.      COMPLIANCE WITH LAWS.......................................................................34
   SECTION 4.16.      CAPITAL STOCK..............................................................................34
   SECTION 4.17.      MARGIN STOCK...............................................................................34
   SECTION 4.18.      INSOLVENCY.................................................................................34
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                                TABLE OF CONTENTS
                                   (continued)


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ARTICLE V           COVENANTS....................................................................................34

   SECTION 5.01.      INFORMATION................................................................................35
   SECTION 5.02.      INSPECTION OF PROPERTY, BOOKS AND RECORDS..................................................36
   SECTION 5.03.      RATIO OF FUNDED DEBT TO EBITDA.............................................................36
   SECTION 5.04.      INTEREST COVERAGE RATIO....................................................................37
   SECTION 5.05.      RESTRICTED PAYMENTS........................................................................37
   SECTION 5.06.      RATIO OF EBITDAR TO FIXED CHARGES..........................................................37
   SECTION 5.07.      NEGATIVE PLEDGE............................................................................38
   SECTION 5.08.      MAINTENANCE OF EXISTENCE...................................................................39
   SECTION 5.09.      DISSOLUTION................................................................................40
   SECTION 5.10.      CONSOLIDATIONS, MERGERS AND SALES OF ASSETS................................................40
   SECTION 5.11.      USE OF PROCEEDS............................................................................40
   SECTION 5.12.      COMPLIANCE WITH LAWS; PAYMENT OF TAXES.....................................................40
   SECTION 5.13.      INSURANCE..................................................................................41
   SECTION 5.14.      CHANGE IN FISCAL YEAR......................................................................41
   SECTION 5.15.      MAINTENANCE OF PROPERTY....................................................................41
   SECTION 5.16.      ENVIRONMENTAL NOTICES......................................................................41
   SECTION 5.17.      ENVIRONMENTAL MATTER.......................................................................41
   SECTION 5.18.      ENVIRONMENTAL RELEASE......................................................................41
   SECTION 5.19.      ADDITIONAL COVENANTS, ETC..................................................................41
   SECTION 5.20.      INVESTMENTS................................................................................43
   SECTION 5.21.      GUARANTY OF AND COLLATERAL GRANTED BY THE SUBSIDIARIES.....................................43
   SECTION 5.22.      SUBORDINATED DEBT..........................................................................44
   SECTION 5.23.      CAPITAL EXPENDITURES.......................................................................44
   SECTION 5.24.      ADDITIONAL MORTGAGES.......................................................................44
   SECTION 5.25.      DEBT RATING................................................................................45


ARTICLE VI          DEFAULTS.....................................................................................45

   SECTION 6.01.      EVENTS OF DEFAULT..........................................................................45
   SECTION 6.02.      NOTICE OF DEFAULT..........................................................................47

ARTICLE VII         THE AGENT....................................................................................47

   SECTION 7.01.      APPOINTMENT, POWERS AND IMMUNITIES.........................................................47
   SECTION 7.02.      RELIANCE BY ADMINISTRATIVE AGENT...........................................................48
   SECTION 7.03.      DEFAULTS...................................................................................48
   SECTION 7.04.      RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A LENDER..............................49
   SECTION 7.05.      INDEMNIFICATION............................................................................49
   SECTION 7.06.      CONSEQUENTIAL DAMAGES......................................................................49
   SECTION 7.07.      PAYEE OF NOTE TREATED AS OWNER.............................................................50
   SECTION 7.08.      NON-RELIANCE ON ADMINISTRATIVE AGENT, TERM COLLATERAL
                      AGENT AND OTHER LENDERS....................................................................50
   SECTION 7.09.      FAILURE TO ACT.............................................................................50
   SECTION 7.10.      RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT AND TERM
                      COLLATERAL AGENT...........................................................................50
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                                TABLE OF CONTENTS
                                   (continued)


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ARTICLE VIII  CHANGE IN CIRCUMSTANCES; COMPENSATION..............................................................51

   SECTION 8.01.      BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR...................................51
   SECTION 8.02.      ILLEGALITY.................................................................................51
   SECTION 8.03.      INCREASED COST AND REDUCED RETURN..........................................................52
   SECTION 8.04.      BASE RATE LOANS SUBSTITUTED FOR EURO-DOLLAR LOANS..........................................53
   SECTION 8.05.      COMPENSATION...............................................................................54
   SECTION 8.06.      REPLACEMENT OF LENDER......................................................................54

ARTICLE IX          MISCELLANEOUS................................................................................55

   SECTION 9.01.      NOTICES....................................................................................55
   SECTION 9.02.      NO WAIVERS.................................................................................55
   SECTION 9.03.      EXPENSES; DOCUMENTARY TAXES; INDEMNIFICATION...............................................56
   SECTION 9.04.      SETOFFS; SHARING OF SET-OFFS...............................................................56
   SECTION 9.05.      AMENDMENTS AND WAIVERS.....................................................................57
   SECTION 9.06.      MARGIN STOCK COLLATERAL....................................................................58
   SECTION 9.07.      SUCCESSORS AND ASSIGNS.....................................................................58
   SECTION 9.08.      CONFIDENTIALITY............................................................................61
   SECTION 9.09.      REPRESENTATION BY LENDERS..................................................................61
   SECTION 9.10.      OBLIGATIONS SEVERAL........................................................................61
   SECTION 9.11.      SURVIVAL OF CERTAIN OBLIGATIONS............................................................62
   SECTION 9.12.      NEW YORK LAW...............................................................................62
   SECTION 9.13.      SEVERABILITY...............................................................................62
   SECTION 9.14.      INTEREST...................................................................................62
   SECTION 9.15.      INTERPRETATION.............................................................................62
   SECTION 9.16.      CONSENT TO JURISDICTION....................................................................62
   SECTION 9.17.      EDGAR FILING...............................................................................63
   SECTION 9.18.      COUNTERPARTS...............................................................................63


EXHIBIT A    TERM NOTE
EXHIBIT B    ASSIGNMENT AND ACCEPTANCE
EXHIBIT C    OPINION OF WEIL, GOTSHAL & MANGES LLP, COUNSEL FOR THE BORROWER
EXHIBIT D    CLOSING CERTIFICATE OF CARMIKE CINEMAS, INC.
EXHIBIT E    CARMIKE CINEMAS, INC. [GUARANTOR] OFFICER'S CERTIFICATE
EXHIBIT F    FORM OF COMPLIANCE CERTIFICATE
EXHIBIT G    NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT H    FORM OF GUARANTY

                                TABLE OF CONTENTS
                                   (continued)


Schedule 1.01A    Schedule of New Bank Debt, Commitment Amounts and Ratable
                  Shares
Schedule 1.01B    Fee Properties and Leasehold Properties
Schedule 4.08     Reorganized Subsidiaries
Schedule 4.14(a)  Environmental Liabilities
Schedule 4.14(b)  Environmental Releases
Schedule 4.14(c)  Environmental Authorizations
Schedule 5.07     Existing Liens

                           TERM LOAN CREDIT AGREEMENT


                  TERM LOAN CREDIT AGREEMENT dated as of January 31, 2002, among CARMIKE CINEMAS, INC., a Delaware corporation, the LENDERS listed on the signature pages hereof, and BNY ASSET SOLUTIONS LLC, as Administrative Agent.

                  The parties hereto agree as follows:

                  This Term Loan Credit Agreement is the Post-Confirmation Credit Agreement as defined and referred to in the Reorganization Plan, and is executed and delivered by the parties hereto pursuant thereto and the Confirmation Order, and the Term Loans constitute the principal balance of the New Bank Debt as of the Effective Date.

                                   ARTICLE I
                                  DEFINITIONS

                  Section 1.01. Definitions. The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.04(c).

                  "Administrative Agent" means BNY Asset Solutions LLC, a limited liability company organized under the laws of the State of Delaware, in its capacity as administrative agent for the Lenders hereunder, and its successors and permitted assigns in such capacity; provided, however, that solely for purposes of Section 3.01(h), "Administrative Agent" means Wachovia Bank, N.A., as Administrative Agent under the Bank Credit Agreements.

                  "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or
(iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Term Loan Credit Agreement, together with all amendments, supplements and other modifications hereto.

                  "Amended Subordinated Notes Indenture" means the Trust Indenture dated as of the Effective Date, between the Borrower, as issuer of the New Subordinated Notes, and Wilmington Trust Company, as Trustee, and all of the documents and instruments relating thereto.

                  "Applicable Margin" has the meaning set forth in Section 2.04(a).

                  "Assignee" has the meaning set forth in Section 9.07(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) substantially in the form attached hereto as Exhibit B.

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank Credit Agreements" has the meaning set forth in the Reorganization Plan

                  "Banks" has the meaning set forth in the Reorganization Plan, and refers to the Lenders, in their capacity as Banks thereunder.

                  "Bank Claims" has the meaning set forth in the Reorganization Plan.

                  "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

                  "Bankruptcy Court" means the United States District Court for the District of Delaware having jurisdiction over the Chapter 11 Cases.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Continuation or Conversion or Article VIII, as applicable.

                  "Board of Directors" means the Board of Directors of the Borrower or a duly authorized committee of directors lawfully exercising the relevant powers of such Board.

                  "Borrower" means Carmike Cinemas, Inc., a Delaware corporation, and its successors and permitted assigns.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Lenders pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close, and, if the applicable Business Day relates to Euro-Dollar Loans, on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Subsidiaries, as determined in accordance with GAAP, but excluding any Capital Expenditures consisting of tenant improvement expenses which are reimbursed or reimbursable to the Borrower or a Subsidiary by the landlord.

                  "Capital Lease" as applied to any Person, means any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person, other than, in the case of the Borrower or a Subsidiary, any such lease under which the Borrower or a Wholly-Owned Subsidiary is the lessor.

                  "Capital Lease Obligation" with respect to any Capital Lease, means the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee (or the notes thereto) in respect of such Capital Lease.

                  "Capital Stock" means any capital stock (other than capital stock which is either (i) mandatorily redeemable or (ii) redeemable at the option of the holder thereof) of the Borrower or any Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                  "Carmike Stockholders" means those stockholders identified on Disclosure Schedule 4.08 as holders of the Capital Stock of the Borrower.

                  "Cash" means money, currency or a credit balance in a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Cash Balances" means, as at any date of determination, the aggregate amount of Cash and Cash Equivalents of the Borrower and its Subsidiaries.

                  "Cash Equivalents" means, as at any date of determination: (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (1) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (2) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (1) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i), (ii) and (iii) above, (2) has net assets of not less than $500,000,000 and (3) has the highest rating obtainable from either S&P or Moody's.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.ss.9601 et seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Change of Control" means any event, transaction or occurrence as a result of which (a) the Carmike Stockholders cease to own and control all of the economic and voting rights associated with ownership of at least thirty percent (30%) of the outstanding capital Stock of all classes of Carmike on a fully diluted basis, or (b) the Borrower ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of any of its Subsidiaries.

                  "Chapter 11 Cases" means the cases under Chapter 11 of the Bankruptcy Code commenced by the Borrower and the Subsidiaries, styled In re Carmike Cinemas, Inc. et al., Chapter 11 Case Nos. 00-3302 through 00-3305 (SLR) inclusive, Jointly Administered; before the Bankruptcy Court.

                  "Closing Certificate" has the meaning set forth in Section 3.01(d).

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Collateral" means the property of the Borrower and the Subsidiaries in which the Term Collateral Agent, for the ratable benefit of the Lenders, is granted a security interest pursuant to the Security Agreement, the Pledge Agreement and the Mortgages, to secure the Secured Obligations.

                  "Collateral Documents" means the Intercreditor Agreement, the Pledge Agreement, the Security Agreement, the Mortgages, and such financing statements as the Term Collateral Agent may require to perfect its security interest in the Collateral.

         "Commencement Date" has the meaning set forth in the Reorganization
Plan.

                  "Commitment" means, with respect to each Lender, (i) the amount of New Bank Debt set forth opposite the name of such Lender on Schedule 101(A) (which is its ratable share of the New Bank Debt), or (ii) as to any Lender which enters into an Assignment and Acceptance (whether as transferor Lender or as Assignee thereunder), the amount of such Lender's Commitment after giving effect to such Assignment and Acceptance, and such term refers to (i) the obligation to make the initial Loans on the Effective Date pursuant to Section 2.01, and (ii) thereafter, only to make Refunding Loans.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Confirmation Order" means the order of the Bankruptcy Court confirming the Reorganization Plan pursuant to Section 1129 of the Bankruptcy Code.

                  "Consolidated Operating Income" means, for any period, Net Income for such period plus, to the extent deducted in determining the amount thereof, (i) the aggregate amount paid, or required to be paid, in cash by the Borrower and its Subsidiaries in respect of income taxes (including deferred taxes) during such period plus (ii) interest expense.

                  "Control" means legal and beneficial ownership of that percentage of Voting Stock which enables the owner thereof to elect a majority of the corporate directors (or persons performing similar functions) of the Borrower.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Convenience Claims" has the meaning set forth in the Reorganization Plan.

                  "Current Debt" means as at any date of determination all Debt for borrowed money maturing or payable on demand or within one year from the date of the creation thereof including any Debt that is by its terms or by the terms of any instrument or agreement relating thereto directly or indirectly renewable or extendible, at the option of the debtor, to a date beyond such year, including any outstanding amounts of any revolving credit facility, but excluding any fixed or contingent payments maturing or required to be made not more than one year after such date in respect of the principal and premium, if any, on any Funded Debt. Any Debt that is extended or renewed shall be deemed to have been created at the date of such extension or renewal.

                  "Declining Lender" has the meaning set forth in Section
2.08(c).

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capital Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person; provided, that Debt shall not include the promissory note of the Borrower in a principal amount not to exceed $3,622,974 and bearing interest at the rate of 10.083% per annum payable to Columbus Bank and Trust Company, and any extensions and renewals thereof, provided (1) the proceeds of such promissory note are used to pay the full purchase price of a certificate of deposit (the "IRB Certificate of Deposit"),
(2) such promissory note (and any such extension or renewal thereof) is secured by the pledge of such IRB Certificate of Deposit issued by Columbus Bank and Trust company in an amount and bearing interest at a rate sufficient to pay all obligations under such promissory note, (3) such promissory note is nonrecourse to the Borrower or to any Subsidiary except to such IRB Certificate of Deposit and (4) the obligation under such promissory note is not, in accordance with GAAP, to be classified on its balance sheet as debt.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the interest rate (including the Applicable Margin) which otherwise is applicable from time to time to such Loan hereunder.

                  "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "EBITDA" means, for any period, the Net Income of the Borrower and the Subsidiaries for such period:

                  (i) plus, to the extent such amount was deducted in calculating such Net Income: (a) interest expense; (b) income and franchise taxes; (c) depreciation expense; (d) amortization expense;
         (e) all other non-cash items, extraordinary non-cash items, non-recurring and unusual non-cash items and the cumulative effects of changes in accounting principles under GAAP reducing such Net Income, all as determined on a consolidated basis for the Borrower and the Subsidiaries in conformity with GAAP; (f) upfront expenses resulting from, to the extent permitted by this Agreement, equity offerings, investments, mergers, recapitalizations, Patrick Cash Payments, asset dispositions, asset acquisitions, and similar transactions to the extent such expenses reduce Net Income; (g) restructuring charges reducing Net Income; (h) charges arising from the grant of stock or options to management; and (i) losses on asset dispositions, and

                  (ii) less (a) all non-cash items, extraordinary non-cash items, non-recurring and unusual non-cash items and the cumulative effects of changes in accounting principles all as determined on a consolidated basis for the Borrower and the Subsidiaries in conformity with GAAP, increasing such Net Income; and (b) gains on asset dispositions.

                  "EBITDA Notice" has the meaning set forth in Section 2.08(d).

                  "EBITDAR" shall mean EBITDA plus Rental Obligations.

                  "Effective Date " has the meaning specified in Section 3.01.

                  "Effective Date Net Cash" means the amount, if any, by which
(i) the Cash and Cash Equivalents of the Borrower and the Subsidiaries on the Effective Date exceed (ii)

$20,000,000, less the amount of Cash consisting of funds retained on account of Disputed Claims (as defined in the Reorganization Plan) and to fund the payments to be made under the Reorganization Plan on or about the Effective Date, including, without limitation, the following: (1) professional fees incurred through the Effective Date, cure payments, and retention payments under the Borrower's and the Subsidiaries' current severance and retention plan approved by the Bankruptcy Court; (2) fees and expenses relating to the Revolver Credit Facility; (3) post-petition interest on the Bank Claims and other amounts payable to the Banks under the Reorganization Plan (other than the Effective Date Net Cash and the Exit Financing Net Cash); (4) pre-petition interest on the Subordinated Note Claims at the non-default rate of interest; (5) post-petition interest due on the Subordinated Note Claims at the non-default rate of interest through the Effective Date but excluding the interest payment in the amount of $7,237,802.15 due on February 1, 2002 under the Subordinated Notes Indenture;
(6) $10 million of payments to holders of GUC Claims; (7) payments to holders of Convenience Claims; and (8) payments to the United State Trustee pursuant to section 1930 of title 28 of the United States Code incurred through the Effective Date; provided, that notwithstanding anything to the contrary in the foregoing, any Patrick Cash Payments shall be disregarded in computing Cash and Cash Equivalents on the Effective Date and in determining Effective Date Net Cash. Effective Date Net Cash shall not include any amounts borrowed by or available to the Borrower or the Subsidiaries under the Revolving Credit Agreement; provided, however, that (x) Effective Date Net Cash will not be less than $0.00, and (y) there shall be excluded from the deductions in calculating Effective Date Net Cash amounts relating to accrued and unpaid general trade or similar claims that are Administrative Claims (as defined in the Reorganization
Plan) incurred after the Commencement Date.

                  "Environmental Authority" means any federal, state or local government that exercises any form of jurisdiction or authority under any Environmental Law.

                  "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Law.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Laws, whether or not entered upon consent, or written agreements with an Environmental Authority arising from or in any way associated with a noncompliance with, or liability or claim arising under, any Environmental Law.

                  "Environmental Laws" means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                  "Environmental Liability" shall mean any liability whatsoever, whenever and by whomever asserted (whether absolute or contingent, matured or unmatured) including, without limitation, any cost (including costs of investigation), damage (including without limitation, damages for personal injury or death, consequential damages and natural resource damages), penalty, fine or order, expense, fee (including reasonable attorneys' fees and consulting fees), or disbursement resulting from or related to a violation of any Environmental Law or any remedial or response obligation arising under any Environmental Law, or otherwise arising contractually with any party or entity or by operation of any law relating to any Hazardous Material for which the Borrower is responsible.

                  "Environmental Notices" means notice from any Environmental Authority of an alleged noncompliance with or liability under any Environmental Law, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Law or any investigations concerning any violation of any Environmental Law.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from any Environmental Law.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor legislation. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Exit Financing Net Cash" means the amount by which the commitment under the Revolver Credit Agreement on the Effective Date exceeds $30,000,000; provided, however, that if, after the Effective Date, the Revolver Credit Agreement is (i) amended, supplemented, or modified at any time to increase the commitments thereunder, or (ii) is completely or partially replaced with a facility having a higher commitment, in each case with the consent of the Lenders as is required by this Agreement, Exit Financing Net Cash also means and includes the additional amount by which such increased or higher commitment exceeds $30 million, less the amount of the Exit Financing Net Cash paid on the Effective Date, and such additional amount shall be payable to the Administrative Agent, for the ratable account of the Lenders, at the time of such increase in commitment or closing of such replacement facility; provided, however, that in no event shall Exit Financing Net Cash exceed $20,000,000.

                  "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate made on the Effective Date or pursuant to the applicable Notice of Continuation or Conversion.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.04(c).

                  "Event of Default" has the meaning set forth in Section 6.01

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to The Bank of New York on such day on such transactions as determined by the Administrative Agent.

                  "Fee Properties" means all Properties consisting of real estate and improvements in which the Borrower or any Subsidiary owns fee simple title. The Fee Properties in existence on the Effective Date are described on
Schedule 1.01(B).

                  "Financing" shall mean (i) any transaction or series of transactions for the incurrence by the Borrower of any Debt or for the establishment of a commitment to make advances which would constitute Debt of the Borrower, which Debt is not by its terms subordinate and junior to other Debt of the Borrower, (ii) an obligation incurred in a transaction or series of transactions in which assets of the Borrower are sold by the Borrower and leased back, or (iii) a sale of accounts or other receivables or any interest therein, other than a sale or transfer of accounts or receivables attendant to a sale permitted hereunder of an operating division; provided that Capital Leases and Capital Lease Obligations shall be excluded from this definition.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower.

                  "Fiscal Year" means any fiscal year of the Borrower.

                  "Fixed Charges" for any period, means without duplication, determined on a consolidated basis for such period, the sum of (i) the aggregate amount of interest expense on Funded Debt of the Borrower and the Subsidiaries during such period plus (ii) the aggregate amount of Rental Obligations for such period.

                  "Funded Debt" means at any date the Debt of the Borrower and its Subsidiaries, determined on a consolidated basis as of such date, consisting of (i) all Debt of such Person which in accordance with GAAP would be classified on a balance sheet of such Person as of such date as long-term debt, and including in any event all Debt of such Person, whether secured or unsecured, having a final maturity (or which, pursuant to its terms, is renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof (including any portion thereof which is on such date included in current liabilities of such Person) plus (ii) all Current Debt of such Person; it being understood and agreed that the term "Funded Debt" shall include, in addition to all Debt which would otherwise be included pursuant to the foregoing definition, but without duplication, Debt evidenced by the Notes and the Amended Subordinated Notes, but shall not include Debt owing to the holders of GUC Claims; provided, however, that in order to avoid duplication, Debt consisting of industrial development revenue or similar bonds shall not be included as Funded Debt if they are enhanced by letters of credit as to which the related reimbursement obligations are included as Funded Debt.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantors" means each Person which is a Subsidiary as of the Effective Date and any Person which becomes a Subsidiary after the Effective Date.

                  "Guaranty" means the Guaranty Agreement dated as of even date herewith in substantially the form of Exhibit H to be executed by each the Guarantors which are Subsidiaries on the Effective Date, and by each Person which becomes a Subsidiary after the Effective Date pursuant to Section 5.21(a), for the benefit of the Administrative Agent and the Lenders.

                  "Guaranty Obligations" means the obligations of the Guarantors under the Guaranty.

                  "GUC Claims" means the "Claims" under Class 5 described in the Reorganization Plan which are "Allowed Claims" (as those terms are defined in the Reorganization Plan) pursuant to the Reorganization Plan.

                  "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq., as amended, and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof,
(d) "toxic substances", as defined in the Toxic Substances Control Act of 1976, as amended, or in any applicable state or local law or regulation and (e) "insecticides", "fungicides", or "rodenticides", as those terms are defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, as amended, or in any applicable state or local law or regulation.

                  "Interest Period" means, with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second or third month thereafter, as the Borrower may elect in the applicable Notice of Continuation or Conversion, provided that:

                           (a) any Interest Period (subject to clause (c) below)
                  which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           (b) any Interest Period which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Business Day of the appropriate subsequent calendar month; and

                           (c) no Interest Period may be selected which would
                  end after the Maturity Date.

                  "Intercreditor Agreement" means an intercreditor agreement acceptable to the Term Collateral Agent, the Lenders, the Revolver Collateral Agent, and the Revolver Lenders, setting forth, among other things, provisions pertaining to the relative priorities of the Term Collateral Agent and the Revolver Collateral Agent in the Collateral, for the giving of certain notices, and as to enforcement actions with respect to the Collateral, as it may hereafter be amended, supplemented or otherwise modified from time to time.

                  "Investment" means any investment in any Person, whether by means of purchase or acquisition of assets, Debt or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any Debt of such Person or otherwise; excluding, however, the acquisition of (i) leases and/or real property acquired by the Borrower or any of its Subsidiaries for the purpose of developing movie theatres and (ii) equipment or inventory in the ordinary course of business.

                  "Lease" means the Master Lease dated as of the Effective Date between Movieplex Realty Leasing, L.L.C., as Landlord, and the Borrower, as Tenant, as it may hereafter be amended, supplemented or otherwise modified from time to time.

                  "Lease Equipment and Fixtures" means the equipment located at any premises leased pursuant to the Lease in which a security interest is granted to the landlord under the Lease to secure the Borrower's obligations thereunder, including the fixtures at such locations.

                  "Leasehold Mortgage Properties" means all Leasehold Properties which are subject to a Mortgage and as to which all Real Estate Collateral Documentation required by the Term Collateral Agent has been obtained pursuant to Section 3.01(k), 5.21(a) or 5.24.

                  "Leasehold Properties" means all Properties consisting of real estate and improvements in which the Borrower or any Subsidiary has a leasehold interest, excluding real estate and improvements which are subject to and leased pursuant to the Lease and the equipment located on such real estate. The Leasehold Properties in existence on the Effective Date are described on
Schedule 1.01(B).

                  "Lender" means each bank or other financial institution listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                  "Lending Office" means, as to each Lender, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or in an Assignment and Acceptance) or such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

                  "Loan" means a Base Rate Loan or a Euro-Dollar Loan and "Loans" means Base Rate Loans or Euro-Dollar Loans, or any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, the Guaranty, the Collateral Documents, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Guaranty, the Collateral Documents or the Loans, as such documents and instruments may be amended, supplemented or otherwise modified from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.04(c).

                  "Margin Stock" means "margin stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or (c) the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, or (d) the legality, validity or enforceability of any Loan Document.

                  "Maturity Date" means January 31, 2007.

                  "Monthly Payment Date" means the last day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day.

                  "Moody's" means Moody's Investor Service, Inc.

                  "Mortgages" means, individually or collectively, as the context shall require, any mortgage, deed to secure debt, deed of trust or similar instrument appropriate for the relevant jurisdiction, in form and substance reasonably satisfactory to the Administrative Agent and the Term Collateral Agent pursuant to which the Borrower or any Subsidiary, grants a second priority (junior and subordinate to the Lien of the Revolver Collateral Agent, and subject to the Permitted Encumbrances), perfected Lien on all Fee Properties and Leasehold Properties as provided in and pursuant to Section 3.01(k), 5.21(a) and 5.24, to the Term Collateral Agent, for the ratable benefit of the Lenders, to secure the Secured Obligations, as contemplated in Sections 3.01(k), 5.21(a) and 5.24, as it may hereafter be amended, supplemented or otherwise modified from time to time; provided; however, that as to each Leasehold Property, the Borrower and the Subsidiaries shall use reasonable commercial efforts, and exercise due diligence, to obtain any required consent from the landlord of such Leasehold Property, without an obligation to make payments to such landlord (other than reimbursement of reasonable legal costs and minimal administrative costs) to obtain such consent.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" means, as set forth in a statement in reasonable detail delivered by the respective Borrower to the Administrative AGENT:

                  (i) with respect to the disposition of assets (including in connection with sale/leaseback transactions, but excluding sales of inventory in the ordinary course of business) by the Borrower or any Subsidiary, the excess, if any, of (1) the cash proceeds received in connection with such disposition over (2) the sum of (A) the principal amount of Debt under the Revolver Credit Agreement which is required to be repaid in connection with the disposition thereof, but only to the extent the commitments under the Revolving Credit Agreement are reduced by such payment, plus (B) the principal amount of any other Debt (other than payments on the Secured Obligations required by Section 2.08) which is secured by such asset, which is required to be repaid in connection with the disposition thereof, plus (C) the reasonable fees, including broker's fees, and out-of-pocket expenses incurred by such Borrower or such Subsidiary, as the case may be, in connection with such disposition, plus (D) so long as no Event of Default is in existence, provision for taxes, including income taxes, attributable to the disposition of such asset, plus (E) so long as no Event of Default is in existence, with respect to proceeds from the sale of equipment to be replaced at any Property, a reserve in an amount reasonably anticipated to be for the replacement of such equipment;

                  (ii) with respect to any construction allowance amounts agreed upon with the landlord of any Leased Property after the Commencement Date (including after entry of the Confirmation Order) but not paid to the Borrower or any Subsidiary as of the entry of the Confirmation Order, the amount thereof actually received but not actually used by the Borrower or Subsidiary for construction of tenant improvements at the relevant Leased Property;

                  (iii) with respect to any cash proceeds received by the Borrower or a Subsidiary from the issuance of any Capital Stock (other than cash proceeds received by a

         Subsidiary from the sale of Capital Stock to the Borrower or to another Subsidiary or received in connection with any sale under the Borrower's stock option plans for the benefit of officers, employees and directors or used to pay the repurchase price of stock held by any of them pursuant to any such plans), all such cash proceeds, after deducting therefrom the principal amount of Debt under the Revolving Credit Agreement required to be paid from such proceeds, but only to the extent the commitments under the Revolving Credit Agreement are reduced by such payment, and all reasonable and customary costs and expenses incurred by such Borrower or Subsidiary directly in connection with the issuance of such Capital Stock; provided, however, that up to the first $10,000,000 of such remaining proceeds may be retained by the Borrower and used for any expenditure not in violation of the terms and provisions of this Agreement;

                  (iv) with respect to any cash proceeds received in respect of the incurrence of Debt for money borrowed (other than under the Revolving Credit Facility and the New Subordinated Debt), all such cash proceeds, after deducting therefrom the principal amount of Debt under the Revolving Credit Agreement required to be paid from such proceeds, but only to the extent the commitments under the Revolving Credit Agreement are reduced by such payment; and

                  (v) with respect to any proceeds or awards from any casualty to or condemnation of any of the Properties, the excess, if any, of (1) the cash proceeds received in connection with such casualty or condemnation award over (2) the sum of (A) the principal amount of Debt under the Revolving Credit Agreement which is required to be repaid in connection with the disposition thereof, but only to the extent the commitments under the Revolving Credit Agreement are reduced by such payment, plus (B) the principal amount of any other Debt (other than payments on the Secured Obligations required by Section 2.08) which is secured by such Property, which is required to be repaid in connection with the disposition thereof, plus (C) the reasonable fees and out-of-pocket expenses incurred by such Borrower or such Subsidiary in connection with the collection of such cash proceeds, and plus (D) the amount which the Borrower estimates it will expend to restore or replace such Property.

                  "Net Income" means for any period, the net income (or deficit) of the Borrower and its Subsidiaries for such period in question (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating material inter-company items in accordance with GAAP and after deducting portions of income properly attributable to outside minority interests, if any, in Subsidiaries.

                  "New Bank Debt" means the sum of $264,977,449, less (a) all Adequate Protection Payments (as defined in the Reorganization Plan) and (b) all payments of Effective Date Net Cash and Exit Financing Net Cash made to the Lenders as of the Effective Date pursuant to the Reorganization Plan, the amount of the New Bank Debt after giving effect to such payments being set forth on
Schedule 1.01(A), which Schedule 1.01(A) show for each Lender its Commitment and its ratable share of the New Bank Debt as of the Effective Date.

                  "New Subordinated Debt" means the Debt of the Borrower evidenced by New Subordinated Notes.

                  "New Subordinated Debt Documents" means the New Subordinated Notes, the Amended Subordinated Notes Indenture and the Subsidiary Guarantees described in the Amended Subordinated Notes Indenture.

                  "New Subordinated Notes" means the 10.375% Senior Subordinated Notes in the original principal amount of approximately $155,000,000 having a maturity not earlier than June 1, 2009 which are described and defined as "New Subordinated Notes" in the Reorganization Plan, which are issued on the Effective Date to holders of Subordinated Note Claims which are not "Electing Noteholders" (as defined in the Reorganization Plan) and which are subordinated in right of payment to the payment in full of the obligations of the Borrower under this Agreement and the Revolver Credit Agreement pursuant to the subordination provisions contained in the Amended Subordinated Notes Indenture.

                  "Notes" means the term promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Note" means any one of such Notes.

                  "Notice of Continuation or Conversion" has the meaning set forth in Section 2.01(a).

                  "Off-Balance Sheet Lease" means any lease entered into by the Borrower or any Subsidiary which is treated as a lease for accounting purposes and as a financing instrument for property law and bankruptcy purposes, and in respect of which transaction any Off-Balance Sheet Lease Indebtedness is issued or incurred.

                  "Off-Balance Sheet Lease Indebtedness" means the aggregate principal amount of (and capitalized interest on) all indebtedness incurred or issued in connection with any Off-Balance Sheet Lease which is secured, supported or serviced, directly or indirectly, by any payments made by the Borrower or any Subsidiary.

                  "Officer's Certificate" has the meaning set forth in Section 3.01(e).

                  "Operating Lease" means a lease of real or personal property other than, in the case of the Borrower or a Subsidiary, (a) any such lease under which the Borrower or a Wholly-Owned Subsidiary is the lessor and (b) any Capital Lease.

                  "Participant" has the meaning set forth in Section 9.07(b).

                  "Patrick Cash Payments" means any cash payments (other than normal payments on account of salary or other benefits in the ordinary course of business) made to Michael W. Patrick (or on his behalf to a trust or other Person controlled by him) on or about the Effective Date in connection with stock issued to him pursuant to the Reorganization Plan or pursuant to any employment agreement with the Borrower or otherwise on account of his employment as chief executive officer of the Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Encumbrance" means, with respect to any Fee Property or Leasehold Mortgage Property, the encumbrances permitted by the Term Collateral Agent in its reasonable judgment (but not including any Lien on the interests of the Borrower or any Subsidiary thereon consisting of a mortgage, deed to secure debt, deed of trust or security agreement, except in favor of the Revolver Collateral Agent) as specified in the Mortgage pertaining thereto.

                  "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Pledge Agreement" means a Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Term Collateral Agent pursuant to which the Borrower or any Subsidiary pledges and grants a second priority (junior and subordinate to the Lien of the Revolver Collateral Agent) perfected security interest in the capital stock of all Subsidiaries to the Term Collateral Agent, for the ratable benefit of the Lenders, to secure the Secured Obligations, as it may hereafter be amended, supplemented or otherwise modified from time to time.

                  "Preferred Stock" means, as applied to any corporation, shares of such corporation which are entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

                  "Prime Rate" refers to that interest rate so denominated and set by The Bank of New York from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by The Bank of New York. The Bank of New York lends at interest rates above and below the Prime Rate.

                  "Principal Payment Date" means each June 30 and December 31, commencing June 30, 2002, or, if any such day is not a Business Day, the next succeeding Business Day, and the Maturity Date.

                  "Projections" means the Borrower's forecasted consolidated (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and
(d) capitalization statements, all prepared on a Subsidiary by Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical financial statements of the Borrower, together with appropriate supporting details and a statement of underlying assumptions.

                  "Properties" means all real property owned, leased under a ground lease or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Real Estate Collateral Documentation" means the instruments, documents and agreements executed and/or delivered by the Borrower or any Subsidiary to the Term Collateral Agent (if applicable) pursuant to Section 5.24 in connection with each Mortgage in order to convey to the Term Collateral Agent (or a trustee for the benefit of the Term Collateral Agent, as applicable in the relevant jurisdiction) for the ratable benefit of the Lenders a second priority Lien (junior and subordinate to the Lien of the Revolver Collateral Agent and subject to Permitted Encumbrances) on the right, title and interest of the Borrower or any Subsidiary in or to the Fee Property or Leasehold Property described therein, as the case may be, and other rights ancillary thereto, all in form and substance reasonably satisfactory to the Term Collateral Agent, after consultation with the Borrower or such Subsidiary, as applicable. The Real Estate Collateral Documentation may include, without limitation, the following as to each Fee Property or Leasehold Mortgage Property:

                  (i) an owner's/lessee's affidavit for each parcel or tract of such Fee Property or Leasehold Property;

                  (ii) mortgagee title insurance binders and policies for each tract or parcel of such Fee Property or Leasehold Mortgage Property;

                  (iii) such landlord consents with respect to the Leasehold Mortgage Properties as the Term Collateral Agent may reasonably require from any Third Parties with respect to any portion of such Leasehold Mortgage Property;

                  (iv) for each Fee Property and Leasehold Mortgage Property, a copy of any existing survey of each parcel or tract of such Fee Property or Leasehold Property, and upon request of the Term Collateral Agent upon the occurrence and during the continuance of an Event of Default, the Term Collateral Agent shall be furnished a current "as-built" survey;

                  (v) a certificate as to the insurance required by the related Mortgage;

                  (vi) upon request of the Term Collateral Agent upon the occurrence and during the continuance of an Event of Default, the Term Collateral Agent shall be furnished a report of a licensed engineer detailing an environmental inspection of such Fee Property or Leasehold Property;

                  (vii) an indemnification agreement regarding hazardous materials for such Fee Property or Leasehold Mortgage Property and

                  (viii) any other instruments, documents and agreements which are furnished to the Revolver Collateral Agent.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing or a Base Rate Borrowing is being converted to a Euro-Dollar Borrowing, to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted.

                  "Related Fund" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender.

                  "Rental Obligations" means for any period, the total amount (whether or not designated as rentals or additional or supplemental rentals) payable by the Borrower or any Subsidiary under any Operating Lease during such period (in each case exclusive of amounts so payable on account of maintenance, repairs, insurance, taxes, assessments and other similar charges); if and to the extent that the amount of any Rental Obligation during any future period is not definitely determinable under the Operating Lease in question, the amount of such Rental Obligation shall be estimated in such reasonable manner as the Board of Directors in good faith may determine.

                  "Reorganization Plan" means Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated November 14, 2001, including the Plan Supplement referred to therein and all exhibits, supplements, appendices and schedules thereto relating to the Borrower and its Subsidiaries.

                  "Required Lenders" means at any time Lenders having at least 51% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Lenders holding at least 51% of the aggregate outstanding principal amount of the Loans.

                  "Responsible Officer" means the chief financial officer, the chief executive officer, the President, the Treasurer, the Secretary or any Senior Vice President of the Borrower or any Subsidiary, as applicable.

                  "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock or the Capital Stock of any Subsidiary which is not a Wholly-Owned Subsidiary (except (x) dividends payable solely in shares of such Capital Stock, (y) dividends payable on Capital Stock of such Subsidiaries which are payable pro rata to all of the owners of such Capital Stock, and (z) dividends payable to the Borrower or a Guarantor) or
(ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's or any such Subsidiary's Capital Stock (except shares acquired upon the conversion thereof into other shares of such Person's Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's or any such Subsidiary's Capital Stock.

                  "Revolver Agent" means General Electric Capital Corporation, as Agent for the Revolver Lenders under the Revolver Credit Agreement.

                  "Revolver Collateral Agent" means the Revolver Agent, in its capacity as collateral agent for the Revolver Lenders under the Revolver Collateral Documents.

                  "Revolver Collateral Documents" means the "Collateral Documents", as defined in the Revolver Credit Agreement.

                  "Revolver Lenders" means the "Lenders", as defined in the Revolver Credit Agreement.

                  "Revolver Commitments" means the Commitments of the Revolver Lenders under the Revolver Credit Agreement.

                  "Revolver Credit Agreement" means the Credit Agreement, dated as of January 31, 2002 among the Borrower, the lenders party thereto from time to time, and the Revolver Agent, as Agent, as amended, supplemented or otherwise modified from time to time. The revolving credit facility provided for in the Revolver Credit Agreement is the "Exit Financing Facility", as defined and described in the Reorganization Plan, as amended, supplemented or otherwise modified from time to time.

                  "Revolving Loan" means, collectively, the loans in the aggregate amount of up to $50,000,000, made from time to time by the Revolver Lenders pursuant to the Revolver Credit Agreement.

                  "Sale Notice" has the meaning set forth in Section 2.08(d).

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

                  "Secured Obligations" means: (i) the obligations of the Borrower under this Agreement, including principal, interest, fees, costs and expenses and indemnification amounts, (ii) the Guaranty Obligations, and (iii) the obligations of the Borrower and the Subsidiaries under the Collateral Documents.

                  "Security Agreement" means a Security Agreement in form and substance satisfactory to the Administrative Agent and the Term Collateral Agent pursuant to which each of the Borrower and the Subsidiaries grants a second priority (junior and subordinate to the Lien of the Revolver Collateral Agent, and subject to the Permitted Encumbrances) in all personal property owned by it, including, without limitation, all equipment, fixtures, accounts, chattel paper, instruments, inventory and general intangibles, to the Term Collateral Agent, for the ratable benefit of the Lenders, to secure the Secured Obligations, as it may hereafter be amended or supplemented from time to time; provided, that the Lease Equipment and Fixtures shall be excluded.

                  "Subordinated Note Claims" has the meaning set forth in the Reorganization Plan.

                  "Subordinated Notes Indenture" means the trust indenture, dated as of February 3, 1999 between the Borrower, as issuer, and The Bank of New York, as trustee, as amended, restated supplemented or otherwise modified prior to the Commencement Date.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower, the Subsidiaries on the Effective Date being the "Reorganized Subsidiaries", as defined in the Reorganization Plan.

                  "Taxes" has the meaning set forth in Section 2.09(d).

                  "Term Collateral Agent" means the Administrative Agent, in its capacity as collateral agent for the Lenders hereunder pursuant to the Collateral Documents.

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's and Subsidiaries' respective businesses and on a temporary basis.

                  "Transferee" has the meaning set forth in Section 9.07(d).

                  "Voting Stock" means capital stock of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or persons performing similar functions).

                  "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                  Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in
Section 4.04); provided that, if either the Borrower or the Required Lenders shall so object, then the Borrower and the Lenders shall negotiate in good faith to modify the relevant covenants set forth in Article V in order to appropriately reflect such changes in GAAP and, in the event such covenants are so modified, upon execution of an amendment to this Agreement effectuating such modification, the related changes in GAAP will be effective for calculation and reporting purposes under this Agreement and the other Loan Documents.

                  Section 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

                  Section 1.04. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  Section 1.05. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                   ARTICLE II
                                   THE CREDITS

                  Section 2.01. Commitments to Make Loans; Continuation and Conversion Elections.(a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Loans to the Borrower on or about the Effective Date in the amount of its Commitment; provided that all Loans by the Lenders shall be made on or about the Effective Date (when all conditions in Section 3.01 have been satisfied), in the aggregate principal amount of the Commitments, by converting the outstanding principal amount of each Lender's New Bank Debt as of the Effective Date to Loans borrowed hereunder, and thereafter, all Loans shall be made only as Refunding Loans. The initial Borrowing on the Effective Date shall be Euro-Dollar Loans. Thereafter, by delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit G, to the Administrative Agent on or before 12:00 P.M., prevailing Eastern time, on a Business Day, the Borrower may from time to time irrevocably elect, by notice on the same Business Day, in the case of Base Rate Loans, and 3 Business Days, in the case of Euro-Dollar Loans, that all, or any portion in an aggregate principal amount of $5,000,000 or any larger integral multiple of $1,000,000 be, (i) in the case of Base Rate Loans, converted into Euro-Dollar Loans or, (ii) in the case of Euro-Dollar Loans, converted into Base Rate Loans or continued as Euro-Dollar Loans (in the absence of delivery of a Notice of Continuation or Conversion with respect to any Euro-Dollar Loan at least 3 Business Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing.

         (b) Each Borrowing under this Section shall be made from the several Lenders ratably in proportion to their respective Commitments. Once repaid, Borrowings may not be reborrowed pursuant hereto except as Refunding Loans.

         (c) Upon receipt of a Notice of Continuation or Conversion, the Administrative Agent shall promptly notify each Lender of the contents thereof and such Notice of Continuation or Conversion shall not thereafter be revocable by the Borrower.

         Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred and be continuing a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing; provided, however, so long as a Default which is not an Event of Default is continuing, Euro-Dollar Borrowings having a 1 month Interest Period shall be available.

                  Section 2.02. Notes.

         (a)      The Loans of each Lender shall be evidenced by a single
Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender's Commitment.

         (b) Upon receipt of each Lender's Note pursuant to Section 3.01, the Administrative Agent shall deliver such Note to such Lender. Each Lender shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether such Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Lender's Note; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under such Note or the ability of any Lender to assign its Note. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                  Section 2.03. Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing, but shall be repaid through a Refunding Loan, except to the extent of any installment payment required pursuant to the next succeeding sentence. Semi-annual installment principal payments on the Loans shall be made on each of the Principal Payment Dates set forth below in the aggregate principal amount set forth below for such Principal Payment Date, together with interest thereon and any amount payable pursuant to Section 8.05(a); provided, however, that to the extent the payment of estimated Effective Date Net Cash on the Effective Date pursuant to Section 3.01(h)(ii) is determined by mutual agreement of the Borrower and the Administrative Agent to be greater or less than actual Effective Date Net Cash, the payment on the Principal Payment Date on June 30, 2002 shall be increased or decreased by such excess or shortfall, as the case may be:

                  Principal Payment Date                   Installment Principal Amount
                  ----------------------                   ----------------------------
                  June 30, 2002                                     $10,000,000

                  December 31, 2002                                 $10,000,000

                  June 30, 2003                                     $12,500,000

                  December 31, 2003                                 $12,500,000

                  June 30, 2004                                     $15,000,000

                  December 31, 2004                                 $15,000,000

                  June 30, 2005                                     $20,000,000

                  December 31, 2005                                 $20,000,000

                  June 30, 2006                                     $20,000,000


                  Section 2.04. Interest Rates.

         (a) "Applicable Margin" means (x) as to Base Rate Loans, 3.5%, and (y) as to Euro-Dollar Loans, 4.5%.

         (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the greater of (x) the Base Rate for such day plus the Applicable Margin and (y) 7.75%, calculated for purposes of this clause (y) for the actual number of days elapsed in a 365/366 day year. Such interest shall be payable on each Monthly Payment Date while such Base Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Euro-Dollar Rate Loan. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the greater of (x) the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period and
(y) 7.75%, calculated for purposes of this clause (y) for the actual number of days elapsed in a 365/366 day year. Such interest shall be payable on each Monthly Payment Date while such Euro-Dollar Loan is outstanding and on the last day of the Interest Period for such Euro-Dollar Rate Loan. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 100% minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for deposits in Dollars), determined as of 11:00 A.M., prevailing Eastern time, 2 Business Days prior to the first day of such Interest Period.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereof) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

         (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Lenders by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         (e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) shall bear interest at the Default Rate.

                  Section 2.05. Fees. The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as are provided in the fee letter between the Borrower and the Administrative Agent dated January 8, 2002, or as otherwise may be agreed upon in writing by the Borrower and the Administrative Agent.

                  Section 2.06. Termination of Commitments. The Commitments shall terminate on the Maturity Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  Section 2.07. Optional Prepayments.

         (a) The Borrower may, upon at least 1 Business Day's notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000, or any larger multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest and unpaid thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Lenders included in such Base Rate Borrowing.

         (b) Except as provided in Sections 2.01 and 8.02, the Borrower may prepay all or any portion of the principal amount of any Euro-Dollar Loan in amounts aggregating at least $1,000,000, or any larger multiple of $500,000 prior to the maturity thereof only upon (i) at least 3 Business Days' notice to the Administrative Agent, (ii) compliance with the provisions of Section 8.05, and (iii) payment of an administrative fee of $250 to the Administrative Agent (which fee shall be retained by the Administrative Agent). Each such optional prepayment shall be applied to prepay ratably the Euro-Dollar Loans of the several Lenders included in such Euro-Dollar Borrowing.

         (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                  Section 2.08.     Mandatory Prepayments.

         (a) The Borrower shall repay or prepay Loans in an amount equal to 50% of Net Cash Proceeds described in clauses (i) and (v) of the definition thereof, and 100% of all other Net Cash Proceeds, within 15 Business Days after the receipt of Net Cash Proceeds; provided, that amounts not included in Net Cash Proceeds pursuant to:

                           (x) clause (i) of the definition thereof which have
                  not been used or committed to be used within 180 days from the sale of the equipment to be replaced shall be paid on such 180th day; or

                           (y) clause (v)(D) of the definition thereof which
                  have not been used or committed to be used within 180 days from the casualty or condemnation of such Property to restore or replace the relevant Property shall be paid on such 180th day.

         (b) Within 90 days after the end of the first Fiscal Quarter of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2003, the Borrower shall repay or prepay Loans in an amount equal to the greater of (i) 50% of EBIDTA in excess of projected EBITDA (as set forth in Exhibit E to the disclosure statement relating the Reorganization Plan) for the prior Fiscal Year and (ii) 50% of Cash Balances in excess of $15 million at the end of the first Fiscal Quarter of such Fiscal Year, provided that (1) in computing Cash Balances for purposes of the foregoing, there shall be no deduction for any prepayments outside the ordinary course of business of any obligations due and payable after the end of such first Fiscal Quarter of such Fiscal Year, and (2) the Borrower shall first deduct from any amounts required to be paid pursuant to this Section 2.08(b) amounts sufficient to reduce the outstanding principal amount of any revolving credit facility to $20 million (the "Mandatory Prepayment Threshold"). Notwithstanding the foregoing, if for any reason there is a permanent reduction in the commitment amount of any revolving credit facility, the Mandatory Prepayment Threshold shall be adjusted downward on a dollar-for-dollar basis for purposes of determining the amount of any prepayment or repayment required to be made pursuant to this Section 2.08(b).

         (c) Prepayments pursuant to this Section 2.08 shall be made to the Administrative Agent, for the ratable account of the Lenders, based on the aggregate principal balance of the Loans as of the time of the payment; provided, that any Lender (a "Declining Lender") may, by notice to the Administrative Agent as provided below, decline to accept any particular prepayment pursuant to this Section 2.08, in which event the amount of any prepayment otherwise payable to such Declining Lender shall be paid to the other Lenders that are not Declining Lenders on a pro rata basis.

         (d) At least 10 Business Days prior to any sale giving rise to Net Cash Proceeds subject to clause (a) of this Section, the Borrower shall send a notice to the Administrative Agent (a "Sale Notice") which describes, with respect to such sale, (1) the property to be sold, (2) the anticipated sale date, (3) the anticipated gross sale proceeds and (4) the anticipated Net Sale Proceeds. Promptly upon receipt of any Sale Notice, the Administrative Agent shall send a copy thereof to each Lender. Within 5 Business Days after the completion of any sale, the Borrower shall notify the Administrative Agent of the actual gross sale proceeds and Net Cash Proceeds received in connection therewith. At least 20 Business Days prior to furnishing its annual financial statements to the Lenders pursuant to Section 5.01(a) (or on the date such statements are required to be so furnished pursuant to such Section, if they have not been furnished by such date), the Borrower shall send a notice to the Administrative Agent (an "EBITDA Notice") setting forth the amount of EBITDA payable pursuant to Section 2.08(b) with respect to the Fiscal Year just ended. Promptly upon receipt of the EBITDA Notice, the Administrative Agent shall send a copy thereof to each Lender. Within 15 Business Days after receipt of a copy of a Sale Notice or any EBITDA Notice, each Lender desiring to waive a prepayment under Section 2.08(b) shall so notify the Administrative Agent in writing and such Lender shall be a Declining Lender (and any Lender which fails to give such notice within such period shall be deemed not to have waived such payment).

         (e) All prepayments made for the account of the Lenders pursuant to this Section 2.08 shall be accompanied by any amount required to be paid pursuant to Section 8.05(a), and shall be applied in installments of principal in the inverse order of maturity.

                  Section 2.09. General Provisions as to Payments.

         (a) The Borrower shall make each payment of principal of, and interest on, the Loans and any fees payable hereunder without set-off or counterclaim, not later than 11:00 A.M. prevailing Eastern time, on the date when due, in Federal or other funds immediately available in Irving, Texas to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders.

         (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or any fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time at the applicable rates set forth in this Agreement.

         (c) Except as provided in Section 2.08(c), each payment or prepayment of Loans shall be applied by the Administrative Agent to repay or prepay ratably the Loans of the several Lenders in the following order of priority:

                  (i) first, to Euro-Dollar Loans for which the Interest Period expires on the date of such payment or prepayment;

                  (ii)     second, to Base Rate Loans; and

                  (iii) third, to Euro-Dollar Loans for which the Interest Period expires after the date of such payment or prepayment (in direct order of maturity).

         (d) (i) All payments of principal, interest and fees and all other amounts due and payable by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof, excluding in the case of each Lender, taxes imposed on or measured by its net income or overall gross receipts, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender is organized or in which the applicable Lending Office of any such Lender is located or any political subdivision or taxing authority thereof, or by any other jurisdiction or any political subdivision or taxing authority thereof (other than a jurisdiction in which such Lender would not be subject to tax but for the execution and performance of this Agreement) (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount due and payable hereunder, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Lender in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment, subject to the Lender's compliance with subsection (d)(ii) to the extent it is able to do so, and shall pay to such Lender additional amounts as may be necessary in order that the amount received by such Lender after the required withholding or other payment shall equal the amount such Lender would have received had no such withholding or other payment been made. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption therefrom, the Borrower hereby agrees, subject to the Lender's compliance with subsection (d)(ii) to the extent it is able to do so, to compensate such Lender for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         (ii) Each Lender which is not organized under the laws of the United States or any state thereof agrees to deliver to the Borrower, with a copy to the Administrative Agent, prior to the first payment date after becoming a Lender (or upon changing the jurisdiction of its applicable Lending Office), such certificates, documents, forms and other evidence required by the governmental authority in the jurisdiction imposing any applicable Taxes, and such other information reasonably requested by the Borrower or the Administrative Agent, establishing that the Lender is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction (and, from time to time, to provide the Borrower and the Administrative Agent with any required revisions or replacements to such certificates, documents, forms and other evidence); provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

         (iii) In the event any Lender receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.09(d), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to such Lender the amount of such refund.

         (iv) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Lenders contained in this Section 2.09(d) shall be applicable with respect to any Participant, Assignee or other Transferee as of the time of such participation, assignment or other transfer, and any calculations required by such provisions (A) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (B) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                  Section 2.10. Computation of Interest and Fees. Interest on Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Any fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

                  Section 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date on which the following conditions precedent have been satisfied (the "Effective Date"):

         (a) receipt by the Administrative Agent from each of the parties hereto of a facsimile or an original of a duly executed signature page of this Agreement signed by such party;

         (b) receipt by the Administrative Agent of either (i) a duly executed counterpart of each of the other Loan Documents signed by each of the parties thereto or (ii) a facsimile transmission stating that such party has duly executed a counterpart of such Loan Document and sent such counterpart to the Administrative Agent;

         (c) receipt by the Administrative Agent of the opinions (together with any opinions of local counsel relied on therein) of Weil, Gotshal & Manges LLP, counsel for the Borrower and the Guarantors, and Troutman Sanders LLP, counsel of the Borrower and the Guarantors, each dated as of the Effective Date, substantially in the form of opinion attached hereto as Exhibits C (each giving a portion of such opinion) and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request;

         (d) receipt by the Administrative Agent of a certificate (the "Closing Certificate"), dated the Effective Date, substantially in the form of Exhibit D hereto, signed by a principal financial officer of the Borrower, to the effect that (i) no Default or Event of Default has occurred and is continuing on the Effective Date and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the Effective Date;

         (e) receipt by the Administrative Agent of a certificate of incumbency of the Borrower and each Guarantor (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower or each Guarantor, substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or each Guarantor authorized to execute and deliver the Loan Documents to which the Borrower or each Guarantor is a party, and certified copies of the following items: (i) the Certificate or Articles of Incorporation of the Borrower and each Guarantor, (ii) the Bylaws of the Borrower and each Guarantor, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation and similar certificates for each Guarantor from its jurisdiction of incorporation, and (iv) the action taken by the Board of Directors of the Borrower and each Guarantor authorizing the Borrower's and Guarantors' execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower and each Guarantor is a party;

         (f) receipt by the Administrative Agent from each of the Guarantors as of the Effective Date of a duly executed counterpart of the Guaranty signed by such Guarantors;

         (g)      execution and delivery of the Intercreditor Agreement;

         (h) receipt by Wachovia Bank, N.A., as the Administrative Agent, for the ratable account of the Lenders, of all distributions payable to the "Banks" pursuant to Section 4.4(b)(ii) of the Reorganization Plan, including:
(i) $35,000,000 on account of all accrued and unpaid post-petition interest on the Bank Claims through the Effective Date, provided, however, that in the event the Effective Date occurs after January 15, 2002, such $35,000,000 amount shall be increased by the interest accruing on the "Allowed Bank Claims" (as defined in the Reorganization Plan), from January 15, 2002 to and including the Effective Date at a per annum rate equal to "LIBOR" plus 3.00%, as defined in and pursuant to the Bank Revolver Agreement (as defined in the Reorganization
Plan), plus 3.00%, as to Lenders parties thereto, or "LIBOR", as defined in and pursuant to the Bank Term Loan Agreement (as defined in the Reorganization Plan), plus 3.50%, as to Lenders parties thereto; (ii) the Effective Date Net Cash, calculated based upon a reasonable estimate of Effective Date Net Cash by the Borrower as of such date; (iii) the Exit Financing Net Cash; and (iv) all reasonable professional fees and expenses incurred by the Banks' retained professionals, Jones, Day, Reavis & Pogue, FTI/Policano & Manzo, and Duane, Morris & Hecksher LLP, in connection with the Chapter 11 Cases and all agent fees required to be paid by the Borrower and the Guarantors under the Bank Credit Agreements through such time as is necessary to fully complete the implementation of the New Bank Debt under the Reorganization Plan;

         (i) the Confirmation Order shall have been entered and all conditions precedent to the effectiveness thereof set forth in Section 10.1 of the Reorganization Plan shall have been satisfied;

         (j) the Administrative Agent and the Lenders shall be satisfied with (1) the terms and provisions of the Revolver Credit Agreement and related collateral and security documents, and (2) any changes materially adverse to the Administrative Agent, the Collateral Agent or the Lenders in the New Subordinated Debt Documents and the Reorganization Plan's distributions to holders of the GUC Claims from those described in the Reorganization Plan as filed on November 14, 2001, and all such documents described in clauses (1) and
(2) (other than with respect to the GUC Claims) shall have been executed and delivered, and conformed copies thereof shall have been delivered to the Administrative Agent, and all conditions precedent to the effectiveness of all such documents shall have been satisfied (other than any conditions pertaining to the execution and delivery of this Agreement and related documents), and the Administrative Agent shall be reasonably satisfied that, upon this Agreement's becoming effective, the Reorganization Plan will be substantially consummated;

         (k) the execution and delivery to the Term Collateral Agent of (1) the Pledge Agreement and the Security Agreement and (2) the Mortgages and the Real Estate Collateral Documents reasonably required by the Term Collateral Agent, together with local counsel opinions satisfactory to the Term Collateral Agent pertaining to the Mortgages; provided, however, that to the extent required consents have not been obtained from landlords of Leasehold Properties as of the Effective Date notwithstanding exercise of due diligence and reasonable commercial efforts, as contemplated in the definition of Mortgage, the Borrower shall continue to pursue such consents with due diligence after the Effective Date, but the failure to deliver Mortgages and Real Estate Collateral Documents on the Effective Date as to such Leasehold Properties shall not constitute a failure to satisfy the conditions precedent to the effectiveness of this Agreement pursuant to this Section 3.01(k);

         (l) the Administrative Agent and the Lenders shall have received Uniform Commercial Code searches reasonably satisfactory to the Administrative Agent and the Lenders for all locations presently occupied or used by the Borrower and its Subsidiaries; and

         (m) delivery (x) to the Revolver Collateral Agent of the Capital Stock of all Subsidiaries and blank stock powers satisfactory in form and substance to the Term Collateral Agent, and (y) to the Term Collateral Agent of an authenticated record from the Revolver Collateral Agent to the effect that it holds (or will hold, upon delivery to it) such Capital Stock and blank stock powers for the benefit of the Term Collateral Agent and the Lenders, subject to its prior security interest for the benefit of the Revolver Lenders; and

         (n) the execution and delivery by the Term Collateral Agent of financing statements satisfactory in form and substance to the Term Collateral Agent.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  Section 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, unless the failure to be so qualified or to have such corporate powers or governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect.

                  Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of this Agreement with the Securities and Exchange Commission, the filing with the Bankruptcy Court of this Agreement and the other Loan Documents required to be filed and the filing of the Mortgages and UCC-1 financing statements pursuant hereto),
(iv) do not contravene, or constitute a default under, any provision of material applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, other than Liens permitted by this Agreement.

                  Section 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  Section 4.04. Financial Information.

         (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2000 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, LLP, copies of which have been delivered to each of the Lenders, and the unaudited consolidated financial statements of the Borrower and its Subsidiaries for the interim period ended September 30, 2001, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

         (b) Since December 31, 2000, there has been no event, act, condition or occurrence having a Material Adverse Effect.

                  Section 4.05. Litigation. On the Effective Date, there is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect.

                  Section 4.06. Compliance with ERISA.

         (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

         (b) On the Effective Date, neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                  Section 4.07. Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, material excise, material property and other material tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid prior to the same becoming delinquent, other than (i) those presently payable without penalty or interest and (ii) those being contested in good faith by appropriate proceedings with respect to which adequate reserves have been established in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. As of the Effective Date, United States income tax returns of the Borrower and its Subsidiaries (other than Westwynn Theatres, Inc.) have been examined and closed through the Fiscal Year ended December 31, 1997.

                  Section 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, unless the failure to be so qualified or to have such corporate powers or governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. As of the Effective Date, the Borrower has no Subsidiaries except those Subsidiaries listed on Schedule 4.08, which are the "Reorganized Subsidiaries" (as defined in the Reorganization
Plan), and which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation. As of the Effective Date, Schedule 4.08 lists all of the holders of 5% or more of the Capital Stock of the Borrower.

                  Section 4.09. Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  Section 4.10. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.11. Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.07.

                  Section 4.12. No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  Section 4.13. Full Disclosure. All information heretofore furnished by the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is as of the Effective Date, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. As of the Effective Date, the Borrower has disclosed to the Lenders in writing any and all facts which could have or cause a Material Adverse Effect.

                  Section 4.14. Environmental Matters.

         (a) Except as otherwise provided in Schedule 4.14(a), (1) neither the Borrower nor any Subsidiary is subject to Environmental Liabilities which could cause a Material Adverse Effect, (2) to the best of the Borrower's knowledge, neither the Borrower nor any Subsidiary has been designated a potentially responsible party under CERCLA or under any state statute similar to CERCLA, and (3) to the best of the Borrower's knowledge, none of the Properties has been identified on any current National Priorities List or CERCLIS List.

         (b) Except as otherwise provided in Schedule 4.14(b), to the best of the Borrower's knowledge, (1) the Borrower, and each of its Subsidiaries, have used, managed, stored and otherwise handled Hazardous Materials at the Properties in compliance with applicable Environmental Laws, excluding any violation of Environmental Laws which did not cause a Material Adverse Effect, and (2) neither the Borrower nor any Subsidiary has caused an Environmental Release of Hazardous Materials into the subsurface soil or groundwater underlying the Properties which could reasonably be expected to cause a Material Adverse Effect.

         (c) Except as otherwise provided in Schedule 4.14(c), to the best of the Borrower's knowledge, the Borrower and each of its Subsidiaries maintain all Environmental Authorizations necessary for the conduct of their respective businesses and are in compliance with all Environmental Laws applicable to the operation of the Properties and their respective businesses, excluding any omission of Environmental Authorizations or violation of Environmental Laws which could not reasonably be expected to cause a Material Adverse Effect.

                  Section 4.15. Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

                  Section 4.16. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws; provided that this representation shall not extend to any violation of applicable laws in connection with any such issuance occurring by reason of the action or inaction of any Person other than the Borrower, any Subsidiary or any Person retained or employed by the Borrower or any Subsidiary. The issued shares of Capital Stock of the Borrower's Wholly-Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim, other than Liens permitted by this Agreement. At least a majority of the issued shares of capital stock of each of the Borrower's Subsidiaries (other than Wholly-Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim, other than Liens permitted by this Agreement.

                  Section 4.17. Margin Stock. Not more than 25% of the aggregate fair market value of the assets of the Company and its Subsidiaries which are subject to the provisions of Section 5.08 consists of Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock. No part of the proceeds of any Loan will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

                  Section 4.18. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in Section 101 of title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                                   ARTICLE V
                                    COVENANTS

         The Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid (unless the Required Lenders otherwise consent in writing to waive such requirement or prohibition):

                  Section 5.01. Information. The Borrower will deliver to each of the Lenders, with a copy to the Administrative Agent:

         (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders;

         (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year: (i) a condensed consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related condensed statement of income and condensed statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year and the figures contained in the Projections for such Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief executive officer of the Borrower; and (ii) an annual operating plan for the Borrower, on a consolidated basis, approved by the Board of Directors of the Borrower, for the following Fiscal Year, which (1) includes a statement of all of the material assumptions on which such plan is based, (2) includes quarterly balance sheets, income statements and statements of cash flows for the following year and (3) integrates sales, gross profits, operating expenses, operating profit, cash flow projections and projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities;

         (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit F or in such other form as shall be mutually satisfactory to the Borrower and the Administrative Agent (a "Compliance Certificate"), of the chief financial officer or the chief executive officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03, 5.04, 5.06, 5.07, 5.10, 5.20 and 5.23, on the
date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

         (e) within 5 Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief executive officer of the

Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

         (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

         (h)      if and when the Borrower or any member of the Controlled Group
(i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

         (i) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $1,000,000 or more in excess of amounts covered in full by applicable insurance;

         (j) within 30 days after the end of each Fiscal Quarter, a report concerning theatre operations showing (a) gross attendance, (b) gross concession revenue and (c) gross ticket revenue for the Fiscal Quarter just ended; and

         (k) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

                  Section 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense if no Event of Default has occurred and is continuing and at the Borrower's expense after the occurrence and during the continuance of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                  Section 5.03. Ratio of Funded Debt to EBITDA. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2002, the ratio of Funded Debt to EBITDA for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                      Applicable Ratio
                  ---------------------                      ----------------
                  March 31, 2002 through
                  December 31, 2002                             7.25 to 1.0

                  March 31, 2003 through
                  December 31, 2003                             7.00 to 1.0

                  March 31, 2004 through
                  December 31, 2004                             6.75 to 1.0

                  March 31, 2005 through
                  December 31, 2005                             6.25 to 1.0

                  Each Fiscal Quarter                           5.75 to 1.0

                  Section 5.04. Interest Coverage Ratio. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2002, the ratio of EBITDA to interest expense on Funded Debt of the Borrower and its Subsidiaries, calculated on a consolidated basis at the end of such Fiscal Quarter for the period of 4 consecutive Fiscal Quarters ending on such date, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                      Applicable Ratio
                  ---------------------                      ----------------
                  March 31, 2002 through
                  December 31, 2002                            1.50 to 1.0

                  March 31, 2003 through
                  December 31, 2003                            1.55 to 1.0

                  March 31, 2004 through
                  December 31, 2004                            1.65 to 1.0

                  March 31, 2005 through
                  December 31, 2005                            1.75 to 1.0

                  Each Fiscal Quarter                          1.85 to 1.0

                  Section 5.05. Restricted Payments. The Borrower will not declare or make any, or permit any Subsidiary which is not a Wholly-Owned Subsidiary to make any, Restricted Payment after the Effective Date.

                  Section 5.06. Ratio of EBITDAR to Fixed Charges. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of EBITDAR to Fixed Charges, in each case for the period of 4 consecutive Fiscal Quarters ending on such date, shall not be less than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                      Applicable Ratio
                  ---------------------                      ----------------
                  March 31, 2002 through
                  December 31, 2002                              1.0 to 1.0

                  March 31, 2003 through
                  December 31, 2003                              1.0 to 1.0

                  March 31, 2004 through
                  December 31, 2004                              1.0 to 1.0

                  March 31, 2005 through
                  December 31, 2005                              1.0 to 1.0

                  Section 5.07. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a) Liens in favor of the Revolver Collateral Agent and/or the Revolver Lenders securing the indebtedness under the Revolving Credit Facility, up to (but not in excess of) a principal amount of $50,000,000, plus interest, fees, expenses and indemnification amounts, Liens required to be granted to landlords with respect to Lease Properties in the Bankruptcy Case in connection with assumption of the related leases of such Lease Properties pursuant to
Section 365 of the Bankruptcy Code and not subsequently waived by such landlords as part of any consent to a Mortgage on the Lease Property, and other Liens existing on the date of this Agreement securing Debt outstanding on the Effective Date and described on Schedule 5.07;

         (b) any Lien in favor of the Administrative Agent or the Collateral Agent pursuant to the Loan Documents;

         (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

         (d)      Liens securing Debt owing by any Guarantor to the Borrower;

         (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses (a) through (d) of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the principal amount of such Debt secured by any such Lien is not increased;

         (f)      any Lien on Margin Stock;

         (g) Liens for taxes, assessments or governmental charges or levies either not yet due or the payment of which is not at the time required by
Section 5.12;

         (h) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons incurred in the ordinary course of business for sums either not yet due or the payment of which is not at the time required by Section 5.12;

         (i) Liens (other than any Lien created or imposed under ERISA and Liens on the Collateral) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances of credit);

         (j) any attachment or judgment Lien arising in connection with court proceedings, provided that (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted, and
(ii) such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and neither the Borrower's nor any such Subsidiary's title to or right to use any of its property is impaired in any material respect by reason of such contest;

         (k) easements, licenses, rights-of-way and other rights and privileges in the nature of easements and similar Liens incidental to the ownership of property and not incurred in connection with the borrowing of money or the obtaining of advances of credit, and which do not, individually or in the aggregate, interfere with the ordinary conduct of the business of the Borrower or any Subsidiary or materially detract from the value of the properties subject to any such Liens;

         (l) Liens on fixed assets (1) of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event, (2) of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event and (3) existing prior to the acquisition of such fixed assets by the Borrower or a Subsidiary and not created in contemplation of such acquisition, provided that the aggregate principal amount outstanding of Debt secured by Liens permitted under this paragraph (l) may not exceed, at the time any such Person becomes a Subsidiary, or at the time of such merger or of acquisition of such assets, 5% of Consolidated Operating Income as of the end of the most recent completed Fiscal Year; and

         (m) Liens on assets other than the Collateral not otherwise permitted by the foregoing clauses of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount outstanding at the time any such Lien is created not to exceed 5% of Consolidated Operating Income as of the end of the most recent completed Fiscal Year.

                  Section 5.08. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained; provided that (i) the Borrower and its Subsidiaries may engage in any transaction permitted by Section 5.10 and (ii) dissolution of any Subsidiary shall not be prohibited by this Section if all of the assets of such Subsidiary are transferred to the Borrower or any other Subsidiary following such dissolution.

                  Section 5.09. Dissolution. The Borrower shall not suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock, except through corporate reorganization to the extent permitted by Section 5.11.

                  Section 5.10. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if
(i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the entity surviving such merger and
(iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge or consolidate with one another or with the Borrower, (c) any Subsidiary of the Borrower may be merged or consolidated with or into another Person to consummate an acquisition of such other Person permitted by Section 5.21, provided that the surviving Person shall be a Subsidiary of the Borrower, (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit
(i) the sale, lease or other transfer of assets by a Subsidiary to any other Subsidiary or to the Borrower, (ii) subject to the mandatory prepayment provisions of Section 2.08, the sale of equipment to be replaced at any Property, or (iii) subject to the mandatory prepayment provisions of Section 2.08, during any Fiscal Quarter, a transfer of other assets (including, but not limited to sale/leaseback transactions) in an arm's-length transaction for fair market value or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters (excluding, however, transfers of assets permitted by clauses (d) (i) and (ii) of this Section) had a book value of more than $5,000,000, provided in each of the foregoing such cases no Default shall have occurred or will occur as a consequence thereof. At the request of the Borrower, the Collateral Agent shall release any Collateral sold by the Borrower or any Subsidiary in conformity with the foregoing provisions, so long as any prepayments required by Section 2.08 have been made.

                  Section 5.11. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary for any purpose in violation of any applicable law or regulation.

                  Section 5.12. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and, in the case of ERISA, each member of the Controlled Group to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against the property of the Borrower or any Subsidiary, except (i) liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP and (ii) liabilities the nonpayment of which could have a Material Adverse Effect.

                  Section 5.13. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all of its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                  Section 5.14. Change in Fiscal Year. The Borrower will not change its Fiscal Year.

                  Section 5.15. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its material properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                  Section 5.16. Environmental Notices. When a Responsible Officer or any officer of the Borrower or any Subsidiary responsible for compliance with Environmental Laws with respect to any Property becomes aware of
(i) an Environmental Liability associated with the Properties which could cause a Material Adverse Effect, (ii) an Environmental Release at any of the Properties which could cause a Material Adverse Effect, (iii) the designation of the Borrower or such Subsidiary as a potentially responsible party under CERCLA or any state statute similar to CERCLA, or (iv) identification of such Property on any National Priorities List or CERCLIS List, the Borrower shall promptly furnish to the Lenders and the Administrative Agent written notice thereof.

                  Section 5.17. Environmental Matter. The Borrower and its Subsidiaries will not, and will not knowingly permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose, manage, or otherwise handle at the Properties any Hazardous Materials in such a manner which gives rise to an Environmental Liability which could cause a Material Adverse Effect.

                  Section 5.18. Environmental Release. Upon the occurrence of an Environmental Release of Hazardous Materials at any of the Properties of which Borrower or a Subsidiary becomes aware, the Borrower or such Subsidiary shall comply with any and all notice, investigation, removal and remediation requirements applicable to the Borrower or such Subsidiary under Environmental Laws with respect to such Environmental Release.

                  Section 5.19. Additional Covenants, Etc. In the event that at any time this Agreement is in effect or any Note remains unpaid the Borrower shall enter into any agreement, guarantee, indenture or other instrument governing, relating to, providing for commitments to advance or guaranteeing any Financing which exceeds $3,000,000 in aggregate amount (a "New

Financing Agreement") or to amend any terms and conditions applicable to any Financing which exceeds $3,000,000 in aggregate amount (a "Financing Agreement Amendment"), which New Financing Agreement includes or which Financing Agreement Amendment adds or modifies Covenants, warranties, representations, defaults or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of all or substantially all of such Debt) not substantially as, or in addition to those, provided in this Agreement or any other Loan Document, or more favorable to the lender or other counterparty thereunder than those provided in this Agreement or any other Loan Document (individually an "Additional Term" and collectively, the "Additional Terms"), the Borrower shall promptly so notify the Administrative Agent and the Lenders. Thereupon, if the Administrative Agent shall request an amendment by written notice to the Borrower (after a determination has been made by the Required Lenders that any such New Financing Agreement or Financing Agreement Amendment contains any provisions which either individually or in the aggregate are more favorable than one of the provisions set forth herein), then the Borrower, the Administrative Agent and the Lenders shall enter into an amendment to this Agreement providing for substantially the same such Additional Terms as those provided for in such New Financing Agreement or Financing Agreement Amendment, as the case may be, to the extent required and as may be selected by the Administrative Agent, such amendment to remain in effect, unless otherwise specified in writing by the Administrative Agent, for the entire duration of the stated term to maturity of such Financing (to and including the date to which the same may be extended at the Borrower's option), notwithstanding that such Financing might be earlier terminated by prepayment, refinancing, acceleration or otherwise; provided that if any such New Financing Agreement or the agreement, guarantee, indenture or other instrument amended by a Financing Agreement Amendment shall be modified, supplemented, amended or restated so as to modify, amend or eliminate therefrom any such Additional Term so made a part of this Agreement, then so long as there exists no Default or Event of Default, the Administrative Agent and the Lenders shall, at the Borrower's request made within 90 days following the date on which such New Financing Agreement or the agreement, guarantee, indenture or other instrument amended by a Financing Agreement Amendment is so modified, supplemented, amended or restated, amend this Agreement to similarly modify, amend or eliminate such Additional Term so made a part of this Agreement, provided that in no event will the Lenders and the Administrative Agent be required to (i) eliminate any Covenant, representation, warranty, default or event of default which was set forth in this Agreement on the Effective Date or added to this Agreement pursuant to an amendment to this Agreement entered into other than pursuant to this Section, or
(ii) modify or amend any Covenant, representation, warranty, default or event of default which was set forth in this Agreement on the Effective Date or added to this Agreement pursuant to any amendment to this Agreement entered into other than pursuant to this Section in a manner such that such Covenant, representation, warranty, default or event of default is less favorable to the Lenders or the Administrative Agent than such Covenant, representation, warranty, default or event of default was on the Effective Date or the date the same was added to this Agreement pursuant to such an amendment, as the case may be.

         As used in this Section, the term "Covenants" shall mean covenants of a type similar to those set forth in Article V hereof or which customarily are described as affirmative, negative or financial covenants, but in no event shall such term encompass (w) agreements of the Borrower in respect of interest rates, fees, expenses, yield protection, indemnities, collateral, loan maturities, prepayment premiums, prepayment prohibitions or "call" protection or conditions precedent, (x) provisions whereby the Borrower waives rights, (y) provisions of a type comparable to those contained in Article IX or customarily included in the miscellaneous Section of a credit agreement or similar instrument, or (z) definitions to the extent such definitions relate to any of the provisions described in the foregoing clauses (w), (x) and (y).

                  Section 5.20. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year,
(ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) deposits required by government agencies or public utilities, (b) Investments in existence on the Effective Date, (c) loans, advances or other Investments to or in Guarantors; (e) non-cash loans consisting of the deferred purchase price for acquisition of Capital Stock of the Borrower by employees pursuant to the 2001 Stock Plan dated on or about the Effective Date; and (e) other Investments which, in the aggregate since the Effective Date, do not exceed $1,000,000; provided, however, immediately after giving effect to the making of any Investment, no Event of Default shall have occurred and be continuing.

                  Section 5.21. Guaranty of and Collateral Granted by the Subsidiaries.

         (a) The Borrower shall deliver to the Administrative Agent and each Lender notice that a Person has become a Subsidiary within 10 Business Days after the day on which such Person became a Subsidiary. The Borrower shall cause any Person which becomes a Subsidiary after the Effective Date to become a party to, and agree to be bound by the terms of, the Guaranty and the Security Agreement, and, it will also execute and deliver (i) if it owns stock in any other Subsidiary, a Pledge Agreement, and (ii) if it owns any Fee Property or leases any Leasehold Property, a Mortgage on each such Property (subject, as to Leasehold Properties, to the proviso contained in the definition of Mortgage), and deliver the Real Estate Collateral Documents reasonably required by the Term Collateral Agent, together with local counsel opinions reasonably satisfactory to the Term Collateral Agent pertaining to the Mortgages, in each case pursuant to an instrument in form and substance reasonably satisfactory to the Administrative Agent executed and delivered to the Administrative Agent within 60 days after the day on which such Person became a Subsidiary.

         (b) Together with the instruments referred to in Section 5.21(a), the Borrower shall deliver to the Administrative Agent an opinion of counsel to such Subsidiary substantially in the form of the opinion delivered pursuant to
Section 3.01(c) (to the extent such opinion includes opinions applicable to the Guarantors), modified appropriately to refer to such Subsidiary, and the items specified in Section 3.01(e) (to the extent such items relate to the Guarantors) for such Subsidiary.

         (c) Once any Person becomes a Subsidiary and therefore becomes a party to the Guaranty in accordance with Section 5.21(a), such Person thereafter shall remain a party to the Guaranty without regard to whether it thereafter ceases to be a Subsidiary.

         (d) If (i) the Borrower and/or any Subsidiary sells all of the equity interests owned by the Borrower and its Subsidiaries in any Guarantor,
(ii) immediately before and after giving effect to such sale no Default or Event of Default shall have occurred and be continuing, and (iii) the Borrower shall have delivered to the Administrative Agent and the Lenders notice of such sale, then the Administrative Agent shall release promptly such Guarantor from the Guaranty and the other Loan Documents to which it is a party.

                  Section 5.22. Subordinated Debt.

                  The Borrower shall not (i) amend the terms of any of the New Subordinated Debt Documents in a manner adverse to the Administrative Agent, the Collateral Agent or the Lenders, or (ii) purchase or make any voluntary or mandatory redemptions or prepayments (whether upon a change of control or otherwise) with respect to, or any legal or covenant defeasance of, the New Subordinated Debt, without the consent of the Administrative Agent and the Required Lenders or (iii) make any payments whatsoever in violation of the subordination provisions pertaining to the New Subordinated Notes.

                  Section 5.23. Capital Expenditures.

                  At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2002, Capital Expenditures for such Fiscal Year shall not exceed the sum of: (i) the amount set forth below for the Fiscal Years set forth below; plus (ii) the lesser of (x) any unused amount from the prior Fiscal Year and (y) $5,000,000.

                  Fiscal Year Ending            Capital Expenditure Limit
                  ---------------------         -------------------------
                  December 31, 2002                  $20,000,000

                  December 31, 2003                  $15,000,000

                  December 31, 2004                  $10,000,000

                  December 31, 2005                  $15,000,000

                  December 31, 2006                  $15,000,000.


                  Section 5.24. Additional Mortgages.

                  In the event the Borrower or any Subsidiary acquires any Fee Property or leases any Leasehold Property after the Effective Date, (x) within 5 Business Days after the date of acquisition thereof or of execution and delivery of a lease pertaining thereto, The Borrower or such Subsidiary shall notify the Term Collateral Agent of such acquisition or lease, and furnish a copy of any such lease to the Term Collateral Agent, and (y) within 60 days after the date of acquisition thereof or of execution and delivery of a lease pertaining thereto, the Borrower or such Subsidiary shall deliver to the Term Collateral Agent a Mortgage thereon (and shall include in the lease for any such Leasehold Property a consent to the granting of such Mortgage and a landlord's waiver as to the fixtures, equipment and other personal property at such Leasehold Property) and the Real Estate Collateral Documents reasonably required by the Term Collateral Agent, together with local counsel opinions reasonably satisfactory to the Term Collateral Agent pertaining to the Mortgages.

                  Section 5.25. Debt Rating.

                  Promptly, at any time after 12 months after the Effective Date, upon request of the Administrative Agent (acting at the direction of the Required Lenders), the Borrower will seek and obtain a debt rating of the Loans under this Agreement by Moody's and/or S&P,

                                   ARTICLE VI
                                    DEFAULTS

                  Section 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within five Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Business Days after such fee or other amount becomes due; or

         (b) the Borrower shall fail to observe or perform any covenant contained in any of Sections 5.01(e), 5.02(ii), 5.03 to 5.06, inclusive, 5.08 (as to the Borrower), 5.09 (as to the Borrower), 5.11, 5.14, and 5.20 to 5.24, inclusive; provided, however, that no Event of Default shall occur under any of Sections 5.03, 5.04 or 5.06, unless the Borrower shall fail to observe or perform the covenant contained therein for 2 consecutive Fiscal Quarters; or

         (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after the earlier of (i) the first day on which a Responsible Officer has knowledge of such failure or
(ii) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender; or

         (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any other Loan Document, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

         (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt or any Off-Balance Sheet Lease Indebtedness in an aggregate amount in excess of $3,000,000 outstanding (other than the Notes, but including, without limitation, the New Subordinated Debt and Debt under the Revolver Credit Agreement) when due or within any applicable grace period; or

         (f) any event or condition shall occur which results in the termination of any commitment regarding Debt or acceleration of the maturity of Debt or Off-Balance Sheet Lease Indebtedness in an aggregate amount in excess of $3,000,000 outstanding of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt or Off-Balance Sheet Lease Indebtedness by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (with any requirement for the giving of notice or lapse of time or both, having been satisfied) the holders of such commitment or Debt or Off-Balance Sheet Lease Indebtedness or any Person acting on such holders' behalf to terminate such commitment or accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

         (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

         (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

         (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

         (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

         (k)      a federal tax lien shall be filed against the Borrower under
Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

         (l) any Collateral Document or Guaranty shall cease to be in full force and effect or the Borrower or any Guarantor, as applicable, shall deny or disaffirm its obligations thereunder; or

         (m) any of the subordination provisions of the Subordinated Notes shall cease to be in full force and effect or any of the holders of Subordinated Debt or the Borrower shall deny or disaffirm its obligations thereunder; or

         (n)      any Change of Control occurs;

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Lenders, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Required Lenders, by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Lenders.

                  Section 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

                                  ARTICLE VII
                                    THE AGENT

                  Section 7.01. Appointment, Powers and Immunities(a) . Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (i) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions satisfactory to the Administrative Agent, and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

                  Section 7.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders or all the Lenders where unanimity is required under this Agreement, and such instructions of the Required Lenders or all the Lenders where unanimity is required under this Agreement in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  Section 7.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall give each Lender prompt notice of each non-payment of principal of or interest on the Loans, whether or not it has received any notice of the occurrence of such non-payment. The Administrative Agent shall (subject to Section 9.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  Section 7.04. Rights of Administrative Agent and Its Affiliates as a Lender. With respect to any Loan made by BNY Asset Solutions LLC or an Affiliate of BNY Asset Solutions LLC (including, without limitation, The Bank of New York), such Affiliate and BNY Asset Solutions LLC in their capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an Affiliate of BNY Asset Solutions LLC (or in BNY Asset Solutions LLC's case, acting as the Administrative Agent), and the term Lender or Lenders shall, unless the context otherwise indicates, include such Affiliate of BNY Asset Solutions LLC in its individual capacity. Such Affiliate and BNY Asset Solutions LLC may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if they were not an Affiliate of the Administrative Agent or the Administrative Agent, respectively; and such Affiliate and BNY Asset Solutions LLC may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and BNY Asset Solutions LLC) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

                  Section 7.05. Indemnification. Each Lender severally agrees to indemnify the Administrative Agent and the Term Collateral Agent, to the extent the Administrative Agent or the Term Collateral Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Term Collateral Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder or under the other Loan Documents) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent or the Term Collateral Agent. If any indemnity furnished to the Administrative Agent or the Term Collateral Agent for any purpose shall, in the opinion of the Administrative Agent or the Term Collateral Agent, be insufficient or become impaired, the Administrative Agent or the Term Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                  Section 7.06. CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT AND THE TERM COLLATERAL AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY LENDER, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 7.07. Payee of Note Treated as Owner. The Administrative Agent may deem and treat each Person in whose name a Loan is registered as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of Section 9.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                  Section 7.08. Non-Reliance on Administrative Agent, Term Collateral Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent, the Term Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, the Term Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Neither the Administrative Agent nor the Term Collateral Agent shall not be required to keep itself (or any Lender) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent or the Term Collateral Agent hereunder or under the other Loan Documents, neither the Administrative Agent nor the Term Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent or the Term Collateral Agent.

                  Section 7.09. Failure to Act. Except for action expressly required of the Administrative Agent or the Term Collateral Agent hereunder or under the other Loan Documents, the Administrative Agent and the Term Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section
7.05 against any and all liability and expense which may be incurred by the Administrative Agent or the Term Collateral Agent by reason of taking, continuing to take, or failing to take any such action.

                  Section 7.10. Resignation or Removal of Administrative Agent and Term Collateral Agent. Subject to the appointment and acceptance of a successor Administrative Agent and Term Collateral Agent as provided below, the Administrative Agent and Term Collateral Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Administrative Agent and the Term Collateral Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent and Term Collateral Agent. If no successor Administrative Agent and Term Collateral Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Lenders' removal of the retiring Administrative Agent and Term Collateral Agent, then the retiring Administrative Agent and Term Collateral Agent may, on behalf of the Lenders, appoint a successor Administrative Agent and Term Collateral Agent. Any successor Administrative Agent and Term Collateral Agent shall be a bank or other entity which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent and Term Collateral Agent hereunder by a successor Administrative Agent and Term Collateral Agent, such successor Administrative Agent and Term Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and Term Collateral Agent, and the retiring Administrative Agent and Term Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's and Term Collateral Agent's resignation or removal hereunder as Administrative Agent and Term Collateral Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent and Term Collateral Agent hereunder.

                                  ARTICLE VIII
                      CHANGE IN CIRCUMSTANCES; COMPENSATION

                  Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period in respect of any Euro-Dollar Loan:

         (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

         (b) the Required Lenders advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding the Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make the Euro-Dollar Loans specified in such notice shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Business Days before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                  Section 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such

Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall, on the later of (i) the date such notice is received by the Borrower and (ii) the date such Change of Law becomes applicable, prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and such Lender shall make such a Base Rate Loan.

                  Section 8.03. Increased Cost and Reduced Return.

         (a) If after the Effective Date, a Change of Law or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                  (i) shall subject any Lender (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (other than any changes in respect of (i) Taxes and (ii) taxes imposed on, or measured by, the net income or overall gross receipts or franchise taxes of such Lender by the jurisdiction in which such Lender has its principal office or in which the applicable Lending Office for such Euro-dollar Loan is located or any political subdivision or taxing authority thereof, or by any other jurisdiction or any political subdivision or taxing authority thereof (other than a jurisdiction in which such Lender would not be subject to tax but for the execution and performance of this Agreement)); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office); or

                  (iii) shall impose on any Lender (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount reasonably deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender shall have determined that after the Effective Date the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) Each Lender shall notify the Borrower of any event occurring after the Effective Date entitling such Lender to compensation under this Section as promptly as practicable, but in any event within 45 days, after the officer of such Lender responsible for the business relationship of the Lender with the Borrower obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after such officer obtains actual knowledge of such an event, such Lender shall with respect to compensation payable pursuant to this Section in respect of any costs resulting from such event, only be entitled to payment under this Section for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender or contrary to its general lending policies. Each Lender will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under this Section, accompanied by a statement of an officer of such Lender certifying that such request for compensation is being made pursuant to a policy adopted by such Lender to seek such compensation generally from customers similar to the Borrower.

         (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee.

                  Section 8.04. Base Rate Loans Substituted for Euro-Dollar Loans. If (i) the obligation of any Lender to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

         (a) all Loans which would otherwise be made by such Lender as Euro-Dollar Loans shall be made instead as Base Rate Loans (in which case interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and

         (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

In the event that the Borrower shall elect that the provisions of this Section shall apply to any Lender, the Borrower shall remain liable for, and shall pay to such Lender as provided herein, all amounts due such Lender under Section
8.03 in respect of the period preceding the date of conversion of such Lender's Loans resulting from the Borrower's election.

                  Section 8.05. Compensation. Upon the request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:

         (a) any payment or prepayment (pursuant to Section 2.07, Section 2.08, Section 8.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan;

         (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

         (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Continuation or Conversion delivered pursuant to Section 2.01(a);

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein (excluding, however, for purposes of this Section only the Applicable Margin in determining such rate of interest or, if the applicable rate of interest is 7.75% pursuant to Section 2.04(b)(y) or 2.04(c)(y), the amount by which 7.75% exceeds the rate which would have been applicable but for the application of
Section 2.04(b)(y) or 2.04(c)(y), less the Applicable Margin) over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                  Section 8.06. Replacement of Lender. In the event that any Lender gives any notice under Section 8.02 resulting in the suspension of its obligation to make Euro-Dollar Loans or requests compensation pursuant to
Section 8.03, then, so long as the condition giving rise to such suspension or compensation exists, the Borrower may designate another bank or financial institution (such bank or financial institution being herein called a "Replacement Lender") acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Borrower, to assume such Lender's Commitment hereunder and to purchase the Loans of such Lender and such Lender's rights under this Agreement and the other Loan Documents held by such Lender, all without recourse to or representation or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to such Lender plus any amounts payable to such Lender under Section 8.05 or otherwise owing to such Lender under the Loan Documents, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Administrative Agent by the Replacement Lender of documentation satisfactory to the Administrative Agent (pursuant to which such Replacement Lender shall assume the obligations of such original Lender under this Agreement), the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder. In the event that the Borrower exercises its rights under the preceding sentence, the Lender against which such rights were exercised shall no longer be a party hereto or have any rights or obligations hereunder; provided that the obligations of the Borrower to such Lender under
Article VIII and Section 9.03 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof, in an applicable Assignment and Acceptance or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by U.S. mail, 72 hours after such communication is deposited in the U.S. mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

                  Section 9.02. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 9.03. Expenses; Documentary Taxes; Indemnification.

         (a) The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent and the Term Collateral Agent, including fees and disbursements of special counsel for the Administrative Agent and the Term Collateral Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Event of Default or alleged Event of Default hereunder or thereunder and (ii) if a Default occurs and is continuing, all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Term Collateral Agent or any Lender, including reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

         (b) The Borrower shall indemnify the Administrative Agent, the Term Collateral Agent and each Lender against any transfer taxes, documentary taxes, stamp taxes, recording fees, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents or the recording of any of the Collateral Documents.

         (c) The Borrower shall indemnify the Administrative Agent, the Term Collateral Agent, the Lenders and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Administrative Agent, the Term Collateral Agent or any of the Lenders to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent, the Term Collateral Agent and each Lender, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

                  Section 9.04. Setoffs; Sharing of Set-Offs.

         (a) The Borrower hereby grants to each Lender, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Lender to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Lender may at any time upon the occurrence and during the continuance of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

         (b) Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Notes held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Notes held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders owing to such other Lenders, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Debt of the Borrower other than its Debt under the Notes, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         (c) Notwithstanding the foregoing, it is hereby expressly agreed that neither the Administrative Agent nor any Lender shall have any Lien on or security interest in, or right to set-off against, any amount held for the Borrower by the Administrative Agent's or such Lender's Affiliates in any corporate custody account or similar account maintained at any Lender in a trust capacity, as security for or for application to the Loans or other obligations owing to the Administrative Agent, or such Lender under this Agreement or the Loan Documents; provided, however, that nothing contained in this paragraph (c) shall in any way be construed as limiting the ability of any such Affiliate of the Administrative Agent or any Lender to set-off against the Borrower's accounts for any amount owing to such Affiliate or such Lender arising other than under this Agreement and the Loan Documents.

                  Section 9.05. Amendments and Waivers.

         (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Commitment of any Lender or subject any Lender to any additional obligation (provided that an Assignment and Acceptance executed in connection with an assignment effected pursuant to, and in compliance with, Section 9.07(c) shall not be deemed to be a violation of this clause (i)), (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) extend the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof; provided, that the Required Lenders can waive or rescind the application of the Default Rate under this Agreement, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) change this Section 9.05(a), (viii) change the definition of "Required Lenders", (ix) release any Guarantor from its obligations under the Guaranty (other than any release of a Guarantor pursuant to Section 5.21(d)) or (x) release any Collateral (other than any release of Collateral pursuant to Section 5.10 or pursuant to the Intercreditor Agreement).

         (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement from or with any Lender, except on terms fully disclosed to the Administrative Agent (which terms the Administrative Agent shall be authorized to disclose to the Lenders). Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to the Administrative Agent (for delivery to each Lender) forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Lenders. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as such) as consideration for or as an inducement to the entering into by such Lender of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Lenders.

                  Section 9.06. Margin Stock Collateral

         Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  Section 9.07. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, except as provided in paragraph (g) of this Section, the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

         (b) Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment hereunder or any other interest of such Lender hereunder. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans,
(ii) the decrease of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans,
(iii) the reduction of the principal of the related Loan or Loans, or (iv) any decrease in the rate at which interest is payable thereon from the rate at which the Participant is entitled to receive interest in respect of such participation. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time, subject to the provisions of Section 9.07(e).

         (c) Any Lender may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance substantially in the form attached hereto as Exhibit B, executed by such Assignee, such transferor Lender and the Administrative Agent; provided that

                  (i) no interest may be sold by a Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's Commitment (provided that the Borrower and the Administrative Agent may waive the requirement contained in this clause (i)),

                  (ii) no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender, an Affiliate of a Lender or a Related Fund of any Lender if (x) the Borrower makes a reasonable determination that it is materially more likely that the proposed Assignee will be entitled to compensation, or to a greater amount of compensation, than the transferor Lender, or (y) the proposed Assignee is a competitor, or an Affiliate of a competitor, of the Borrower or any Subsidiary), and

                  (iii) the minimum amount of any Commitment, and the minimum aggregate principal amount of Loans, that may be so assigned by any transferor Lender shall be $5,000,000 (provided that (1) a Lender may assign all of its Commitment and its Loans even if the amount of its Commitment and the aggregate principal amount of its Loans is less than $5,000,000, (2) the Administrative Agent may waive the requirement contained in this clause (iii) without the consent of any Lender, and
         (3) if the proposed assignment is to be made to a then existing Lender, an Affiliate of a Lender or a Related Fund of any Lender, the minimum amount of any Commitment, and the minimum aggregate principal amount of Loans, so assigned shall be only $1,000,000).

Upon (A) execution of the Assignment and Acceptance by such transferor Lender, such Assignee, the Administrative Agent, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, (D) payment by such transferor Lender to the Administrative Agent of a processing and recordation fee of $500, if the Assignee is an Agent or a Lender, an Affiliate of a Lender or a Related Fund of any Lender, or $3,500 in any other case, and
(E) recordation of such assignment on the Register, as defined and provided below, such Assignee shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 9.07(c), to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lenders, the transfer of any Commitment of such Lenders and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Acceptance pursuant to this Section 9.07(c). Coincident with the delivery of such an Assignment and Acceptance to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the aggregate principal amount so assigned shall be issued to the new Lender and, if applicable, a new Note shall be issued to the assigning or transferor Lender in the remaining aggregate principal amount of its Commitment and/or Loan not so assigned. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 9.07(c); but excluding any such losses, claims, damages and liabilities incurred by reason of the gross negligence or willful misconduct of the Administrative Agent. Each Lender agrees to indemnify the Borrower and the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Borrower or the Administrative Agent by reason of the inaccuracy of any information which is furnished by such Lender concerning such Lender or its Lending Office or the amount assigned pursuant to an Assignment and Acceptance Agreement.

         (d) Subject to the provisions of Section 9.08, the Borrower authorizes each Lender to disclose to any Participant, Assignee or other transferee of such Lender (each a "Transferee") and any prospective Transferee any and all financial and other information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

         (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 8.02 or 8.03 requiring such Lender to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         (f) Anything in this Section 9.07 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

                  Section 9.08. Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which such Lender knows to be or which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender, (ii) upon the order of any court or administrative agency, (iii) to any regulatory agency or authority having jurisdiction over such Lender, upon the request or demand of such regulatory agency or authority, (iv) which has been publicly disclosed (unless such Lender knows such disclosure was made by a Person in violation of a confidentiality agreement with or confidentiality obligation to the Borrower or any Subsidiary),
(v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.08.

                  Section 9.09. Representation by Lenders

         Each Lender hereby represents that it is a commercial lender or financial institution which makes or invests in loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to
Section 9.07, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.

                  Section 9.10. Obligations Several. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each

Lender shall be a separate and independent debt, and each Lender shall, subject to Article VI, be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                  Section 9.11. Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05 and 9.03 of this Agreement and the obligations of the Borrower thereunder shall, without duplication, survive and continue to be enforceable notwithstanding the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

                  Section 9.12. New York Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York.

                  Section 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                  Section 9.14. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Lender by the Borrower or inadvertently received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

                  Section 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                  Section 9.16. Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of New York, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of New York for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                  Section 9.17. EDGAR Filing. Promptly after the Effective Date, the Administrative Agent agrees to cause its counsel to deliver to the Borrower a 3 1/2 inch high density computer disk containing the final form of this Agreement, formatted on Word. After the execution and delivery of any amendment, modification or supplement to this Agreement, the Administrative Agent agrees to cause its counsel to deliver to the Borrower, upon request of the Borrower, a 3 1/2 inch high density computer disk or other electronic or computer record mutually agreeable to the Borrower and the Administrative Agent containing the final form of such amendment, modification or supplement, formatted on Word or other software program mutually agreeable to the Borrower and counsel to the Administrative Agent.

                  Section 9.18. Counterparts. This Agreement may be signed in any number of counterparts and delivered by facsimile, by hand, by overnight courier, or by US mail, each of which (including counterparts delivered by facsimile) shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           CARMIKE CINEMAS, INC.

                                           By: /s/ Martin A. Durant
                                               ---------------------------------
                                               Title:  Senior Vice President

                                           Carmike Cinemas, Inc.
                                           1301 First Avenue
                                           Columbus, Georgia 31901
                                           Attention:  Martin A. Durant
                                                       Senior Vice President and
                                                       Chief Financial Officer
                                           Telecopy number: (706) 576-3419
                                           Telephone number: (706) 576-3400

                           BNY ASSET SOLUTIONS LLC, as Administrative
                           Agent

                           By: /s/ William Cunningham
                               -------------------------------------------------
                               Title:  Managing Director

                           Address for Notices

                           BNY AssetSolutions LLc
                           600 East Las Colinas Blvd.
                           Suite 1300
                           Irving, Texas 75039
                           Attention: Risk Management
                           Telecopy Number:  972-401-8554
                           Telephone Number:  972-401-8500


                                  BANKERS TRUST COMPANY, as a Term
                                  Lender

                                  By:  BTNY Services, Inc.
                                  As Attorney-in-Fact


                                  By: /s/ Annemaire Reilly-Papanogiou
                                      ------------------------------------------
                                          Name:  Annemarie Reilly-Papanogiou
                                          Title: Director

                                  Lending Office:
                                  Bankers Trust Company
                                  90 Hudson Street, 5th Floor
                                  Jersey City, NJ 07302
                                  Mail Stop JCY05-0511
                                  Attention: Annemarie Reilly
                                  Phone:  201-593-2150
                                  Fax:    201-593-2315/2316

                                  With a copy to:
                                  Joseph Regan
                                  Bankers Trust
                                  Company 90 Hudson
                                  Street, 5th Floor
                                  Jersey City, NJ 07302
                                  Mail Stop JCY05-0511
                                  Phone:  201-593-2198
                                  Fax:    201-593-2307/2308/2309

                                  BEAR, STEARNS & CO. INC., as a Term Lender

                                  By: /s/ John E. McDermott
                                      --------------------------------------
                                          John E. McDermott
                                          Senior Managing Director

                                  Lending Office:

                                  Bear, Stearns & Co. Inc.
                                  383 Madison Avenue
                                  New York, New York  10179
                                  Attention:  Jennifer Herskowitz
                                  Phone:          212-272-6161
                                  Fax:            212-272-8079

                                  With a copy to:
                                  Laura L. Torrado, Esq.
                                  Bear, Stearns & Co. Inc.
                                  383 Madison Avenue
                                  New York, New York  10179
                                  Phone:          212-272-7811
                                  Fax:            212-272-8629

                                  With a copy to:
                                  Thomas Boyce
                                  Bear, Stearns & Co. Inc.
                                  383 Madison Avenue
                                  New York, New York  10179
                                  Phone:          212-272-6198
                                  Fax:            212-272-8629

                                  CASTLERIGG MASTER INVESTMENTS
                                  LTD., as a Term Lender

                                  By: Sandell Asset Management Corp.

                                  By: /s/ James Cacioppo
                                      -------------------------------------
                                          James Cacioppo
                                          Principal

                                  Lending Office:
                                  Castlerigg Master Investments, Ltd.
                                  c/o Sandell Asset Management Corp.
                                  1251 Avenue of the Americas
                                  New York, NY  10020
                                  Attn:  Tim O'Brien
                                  Phone:     212-899-4756
                                  Fax:       212-899-4734
                                  Email:     tim@sandellmgmt.com

                                    CREDIT SUISSE FIRST BOSTON, as a Term
                                    Lender

                                    By: /s/ Leigh Dworkin
                                       -----------------------------------------
                                            Name:  Leigh Dworkin
                                            Title: Authorized Signatory

                                    Lending Office:
                                    Credit Suisse First Boston
                                    11 Madison Avenue, 5th Floor
                                    New York, NY  10010
                                    Credit Contact:  Don Pollard/
                                    Tom Hendrick/Barry Zamore
                                    Phone:  212-538-2403
                                    Fax:    212-538-5286

                                    With a copy to:
                                    Leigh Dworkin
                                    Credit Suisse First Boston
                                    11 Madison Avenue, 5th Floor
                                    New York, NY  10010
                                    Phone:  212-325-9905
                                    Fax:    212-325-8229

                                    With a copy to:
                                    John Hanlon
                                    Credit Suisse First Boston
                                    11 Madison Avenue, 13th Floor
                                    New York, NY  10010
                                    Phone:  212-538-6849
                                    Fax:    212-325-8129

                                    EVENT PARTNERS DEBT ACQUISITIONS,
                                    LLC, as a Term Lender

                                    By: /s/ Michael J. Gelbat
                                        ---------------------------------------
                                            Name: Michael J. Gelbat
                                            Title: Authorized Signatory

                                    Lending Office:
                                    Event Partners Debt Acquisitions, LLC
                                    c/o John A. Levin & Co., Inc.
                                    One Rockefeller Plaza, 25th Floor
                                    New York, NY  10020
                                    Attn:  Michael Gelblat
                                    Phone:      212-332-8475
                                    Fax:        212-332-8473

                                    FERNWOOD ASSOCIATES, L.P., as a Term
                                    Revolver Lender

                                    By: Fernwood Associates, L.P.

                                    By:  /s/ David B. Forer
                                       ----------------------------------------
                                             David B. Forer
                                             General Partner

                                    Lending Office:

                                    Fernwood Associates, L.P.
                                    c/o Intermarket Corporation
                                    667 Madison Avenue, 20th Floor
                                    New York, New York  10021
                                    Credit Contact:  Laura M. Zaki
                                    Phone:  212-593-1550
                                    Fax:    212-832-4997

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as a Term Lender

                                    By:    /s/ W. Jerome McDermott
                                       ----------------------------------------
                                           W. Jerome McDermott
                                           Vice President

                                    Lending Office:
                                    General Electric Capital Corporation
                                    60 Long Ridge Road
                                    Stamford, CT  06927
                                    Credit Contact:  Bob Kelly
                                    Phone:  203-357-4649
                                    Fax:    203-316-7978
                                    Payment Contact:  Kathy Savino
                                    Phone:  203-357-4892
                                    Fax:    203-602-8344

                                    HZ SPECIAL OPPORTUNITIES LLC, as a
                                    Term Lender

                                    By: Highbridge Capital Management, LLC

                                    By:      /s/ Daniel Zwirn
                                       -----------------------------------------
                                          Daniel Zwirn
                                          Portfolio Manager

                                    Lending Office:
                                    Special Opportunities Group
                                    Highbridge Capital Management, LLC
                                    9 West 57th Street, 27th Floor
                                    New York, NY  10019
                                    Attention:  Ivan Q. Zinn/Bob Racusin
                                    Phone:  212-287-4672
                                    Fax:    212-287-4263

                                    ILLINOIS MUNICIPAL RETIREMENT
                                    FUND, as a Term Lender

                                    By:  MacKay Shields LLC
                                    Its:  Investment Advisor

                                    By:     /s/ Robert A. Nisi
                                       -----------------------------------------
                                          Robert A. Nisi
                                          General Counsel

                                    Lending Office:
                                    Donald E. Morgan III
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, NY  10019
                                    Phone:            212-230-3911
                                    Fax:              212-754-9187

                                    With a copy to:
                                    Berlack, Israels & Liberman LLP
                                    120 West 45th Street
                                    New York, NY  10036
                                    Attn:  Claude A. Baum
                                    Phone:            212-704-0100
                                    Fax:              212-704-0196

                                    MAINSTAY VP SERIES FUND, INC., ON
                                    BEHALF OF ITS HIGH YIELD
                                    CORPORATE BOND PORTFOLIO, as a
                                    Term Lender

                                    By:  MacKay Shields LLC
                                    Its:  Investment Advisor

                                    By:     /s/ Robert A. Nisi
                                       -----------------------------------------
                                          Robert A. Nisi
                                          General Counsel

                                    Lending Office:
                                    Donald E. Morgan III
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, NY  10019
                                    Phone:            212-230-3911
                                    Fax:              212-754-9187

                                    With a copy to:
                                    Berlack, Israels & Liberman LLP
                                    120 West 45th Street
                                    New York, NY  10036
                                    Attn:  Claude A. Baum
                                    Phone:            212-704-0100
                                    Fax:              212-704-0196

                                    MOORE GLOBAL INVESTMENTS, LTD.,
                                    as a Term Lender

                                    By: Moore Capital Management, Inc.
                                    Its:  Trading Manager


                                    By:   s/ Anthony Gallagher
                                       -----------------------------------------
                                           Anthony Gallagher
                                           Director of Operations

                                    Lending Office:

                                    Moore Global Investments, Ltd.
                                    c/o Esbin & Alter, LLP
                                    497 South Main Street
                                    New City, New York  10956
                                    Attention:  Scott L. Esbin
                                    Phone:  845-634-7909
                                    Fax:    845-634-4160

                                    NATIONS MASTER INVESTMENT TRUST,
                                    as a Term Lender

                                    By:  MacKay Shields LLC
                                    Its:  Investment Advisor

                                    By:     /s/ Robert A. Nisi
                                       -----------------------------------------
                                          Robert A. Nisi
                                          General Counsel

                                    Lending Office:
                                    Donald E. Morgan III
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, NY  10019
                                    Phone:            212-230-3911
                                    Fax:              212-754-9187

                                    With a copy to:
                                    Berlack, Israels & Liberman LLP
                                    120 West 45th Street
                                    New York, NY  10036
                                    Attn:  Claude A. Baum
                                    Phone:            212-704-0100
                                    Fax:              212-704-0196

                                    OZ MASTER FUND, LTD., as a Term Lender

                                    By: OZ Management, LLC, as Advisor

                                    By:    /s/ Daniel S. Och
                                       -----------------------------------------
                                          Daniel S. Och
                                          Senior Managing Member

                                    Lending Office:
                                    OZ Master Fund, Ltd.
                                    c/o Oz Management, LLC
                                    9 West 57th Street, 39th Floor
                                    New York, New York  10019
                                    Attention:  Joel Frank/Michael Maroof
                                    Phone:   212-790-0000
                                    Fax:     212-790-0170

                                    OZF CREDIT OPPORTUNITIES MASTER
                                    FUND II, LTD., as a Term Lender

                                    By:  OZF Management, L.P., as Investment
                                    Advisor

                                    By:    /s/ Stephen C. Freidheim
                                       -----------------------------------------
                                           Stephen C. Freidheim
                                           Senior Managing Member

                                    Lending Office:
                                    OZF Opportunities Master Fund, Ltd.
                                    c/o OZF Management, LLC
                                    9 West 57th Street, 39th Floor
                                    New York, New York  10019
                                    Attention:  Vanessa Kelly Whalen/
                                    Tom Stamatelos
                                    Phone:  212-790-0000
                                    Fax:    212-790-0140

                                    With a copy to:
                                    Susan Rubin
                                    OZF Management, LLC
                                    9 West 57th Street, 39th Floor
                                    New York, NY  10019
                                    Phone:  212-790-0165
                                    Fax:    212-790-0065

                                    OZF CREDIT OPPORTUNITIES MASTER
                                    FUND, LTD., as a Term Lender

                                    By:  OZF Management, L.P., as Investment
                                    Advisor

                                    By:    /s/ Stephen C. Freidheim
                                       -----------------------------------------
                                           Stephen C. Freidheim
                                           Senior Managing Member

                                    Lending Office:
                                    OZF Opportunities Master Fund, Ltd.
                                    c/o OZF Management, LLC
                                    9 West 57th Street, 39th Floor
                                    New York, New York  10019
                                    Attention:  Vanessa Kelly Whalen/
                                    Tom Stamatelos
                                    Phone:  212-790-0000
                                    Fax:    212-790-0140

                                    PUTNAM DIVERSIFIED INCOME TRUST,
                                    as a Term Lender

                                    By:    /s/ John R. Verani
                                       ----------------------------------------
                                          John R. Verani
                                          Vice President

                                    Lending Office:
                                    Putnam Investments
                                    c/o Scott M. Kirwin
                                    Ropes & Gray
                                    1 International Place
                                    Boston, MA  02110
                                    Phone:  617-951-7077
                                    Fax:    617-951-7050

                                    PUTNAM HIGH YIELD ADVANTAGE FUND,
                                    as a Term Lender


                                    By:    /s/ John R. Verani
                                       ----------------------------------------
                                          John R. Verani
                                          Vice President

                                    Lending Office:
                                    Putnam Investments
                                    c/o Scott M. Kirwin
                                    Ropes & Gray
                                    1 International Place
                                    Boston, MA  02110
                                    Phone:  617-951-7077
                                    Fax:    617-951-7050

                                    PUTNAM HIGH YIELD TRUST, as a Term
                                    Lender


                                    By:    /s/ John R. Verani
                                       ----------------------------------------
                                          John R. Verani
                                          Vice President

                                    Lending Office:
                                    Putnam Investments
                                    c/o Scott M. Kirwin
                                    Ropes & Gray
                                    1 International Place
                                    Boston, MA  02110
                                    Phone:  617-951-7077
                                    Fax:    617-951-7050

                                    PUTNAM FUNDS TRUST - PUTNAM HIGH
                                    YIELD TRUST II, as a Term Lender



                                    By:    /s/ John R. Verani
                                       ----------------------------------------
                                          John R. Verani
                                          Vice President

                                    Lending Office:
                                    Putnam Investments
                                    c/o Scott M. Kirwin
                                    Ropes & Gray
                                    1 International Place
                                    Boston, MA  02110
                                    Phone:  617-951-7077
                                    Fax:    617-951-7050

                                    SALOMON BROTHERS HOLDING
                                    COMPANY INC., as a Term Lender

                                    By:    /s/ Edward Sutherland
                                       -----------------------------------------
                                          Edward Sutherland
                                          Managing Director

                                    Lending Office:
                                    Salomon Brothers Holding Company Inc.
                                    33 West 34th Street, 8th Floor
                                    New York, New York  10001
                                    Attention:  Pierre Batrouni
                                    Phone:  212-615-9137
                                    Fax:    212-615-9149 or 9151

                                    THE MAINSTAY FUNDS, ON BEHALF OF
                                    ITS HIGH YIELD CORPORATE BOND
                                    FUND SERIES, as a Term Lender

                                    By:  MacKay Shields LLC
                                    Its:  Investment Advisor

                                    By:    /s/ Robert A. Nisi
                                       ----------------------------------------
                                          Robert A. Nisi
                                          General Counsel

                                    Lending Office:
                                    Donald E. Morgan III
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, NY  10019
                                    Phone:            212-230-3911
                                    Fax:              212-754-9187

                                    With a copy to:
                                    Berlack, Israels & Liberman LLP
                                    120 West 45th Street
                                    New York, NY  10036
                                    Attn:  Claude A. Baum
                                    Phone:            212-704-0100
                                    Fax:              212-704-0196

                                    THE RAPTOR GLOBAL PORTFOLIO LTD.,
                                    as a Term Lender

                                    By:  Tudor Investment Corporation, Trading
                                    Advisor

                                    By:    /s/ Richard Puma
                                       ----------------------------------------
                                          Richard Puma
                                          Vice President Operations

                                    Lending Office:
                                    The Raptor Global Portfolio Ltd.
                                    c/o Tudor Investment Corporation
                                    1275 King Street
                                    Greenwich, CT  06831
                                    Credit Contact:  Richard Puma
                                    Phone:   203-863-6729
                                    Fax:     203-552-6202

                                    THE TUDOR BVI GLOBAL PORTFOLIO
                                    LTD., as a Term Lender

                                    By:  Tudor Investment Corporation, Trading
                                    Advisor

                                    By:     /s/ Richard Puma
                                       -----------------------------------------
                                          Richard Puma
                                          Vice President Operations

                                    Lending Office:
                                    The Tudor BVI Global Portfolio Ltd.
                                    c/o Tudor Investment Corporation
                                    1275 King Street
                                    Greenwich, CT  06831
                                    Credit Contact:  Richard Puma
                                    Phone:  203-863-6729
                                    Fax:    203-552-6202

                                    TUDOR PROPRIETARY TRADING, L.L.C.,
                                    as a Term Lender


                                    By:  Tudor Investment Corporation, Trading
                                    Advisor
                                    By:     /s/ Richard Puma
                                       -----------------------------------------
                                          Richard Puma
                                          Vice President Operations

                                    Lending Office:
                                    Tudor Proprietary Trading, L.L.C.
                                    c/o Tudor Investment Corporation
                                    1275 King Street
                                    Greenwich, CT  06831
                                    Credit Contact:  Richard Puma
                                    Phone:  203-863-6729
                                    Fax:    203-552-6202

                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST, as a Term Lender

                                    By:  Van Kampen Investment Advisory Corp.

                                    By:    /s/ Christina Jamieson
                                       ----------------------------------------
                                          Christina Jamieson
                                          Vice President

                                    Lending Office:
                                    Van Kampen Prime Rate Income Trust
                                    c/o Van Kampen Investment Advisory Corp.
                                    1 Parkview Plaza
                                    Oak Brook Terrace, IL  60181
                                    Credit Contact:  Mike Starshak
                                    Phone:  630-684-6303
                                    Fax:    630-684-6740